UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22227

IndexIQ ETF Trust

(Exact name of registrant as specified in charter)

800 Westchester Ave, Suite N-611
Rye Brook, NY 10573

(Address of principal executive offices) (Zip code)

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Ave, Suite N-611
Rye Brook, NY 10573

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-934-0777

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT | APRIL 30, 2011

IndexIQ ETF Trust

IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Real Return ETF
(formerly, IQ CPI Inflation Hedged ETF)
IQ Global Resources ETF
(formerly, IQ ARB Global Resources ETF)
IQ Merger Arbitrage ETF
(formerly, IQ ARB Merger Arbitrage ETF)
IQ Australia Small Cap ETF
IQ Canada Small Cap ETF
IQ South Korea Small Cap ETF
IQ Taiwan Small Cap ETF
IQ Global Agribusiness Small Cap ETF

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting www.indexiq.com or by calling 1-888-934-0777. Read the prospectus carefully before investing.

Each of the Funds’ performance that is current to the most recent month-end is available by visiting www.indexiq.com or by calling 1-888-934-0777.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s web site at www.sec.gov. The Funds’ Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Funds are distributed by ALPS Distributors, Inc., which is not affiliated with IndexIQ or the Funds’ investment advisor.

IndexIQ® and IQ® are registered service marks of IndexIQ.

Shareholder Letter (unaudited)

Dear Shareholder:

The twelve months ended April 30, 2011 began with a rocky start as the “Flash Crash” of May 6, 2010 saw equity prices plummet nearly 10% in a 20-minute span. Although the market quickly recovered much of the lost ground, the event set the tone for generally weak equity returns over the summer months. Fixed income instruments outperformed equities as investors sought the relative safety of debt over equity. As summer turned to autumn, the specter of a second round of quantitative easing (nicknamed “QE2”) provided liquidity to the markets and helped lift most assets, especially equities and commodities. Economic growth turned positive (albeit at a modest growth level).

Despite getting off to a weak start and encountering some setbacks along the way, including sovereign debt worries in Europe and an earthquake and tsunami in Japan, most assets ended the 12 months at a level higher than the one at which they had started. The commodity, real estate, small cap equity and emerging market equity segments were up sharply, continuing the trend from the prior year where they were among the strongest performers. Although most asset classes fared well during this period, there were significant differences in the magnitude of returns.

In an attempt to harness these trends, IndexIQ launched a number of new funds during the last year. Building on the prior year’s launch of three small cap country ETFs in Canada (IQ Canada Small Cap ETF — CNDA), Australia (IQ Australia Small Cap ETF — KROO) and South Korea (IQ South Korea Small Cap ETF — SKOR), IndexIQ launched the IQ Taiwan Small Cap ETF, which seeks to provide exposure to the small capitalization sector of publicly traded companies domiciled and primarily listed on an exchange in Taiwan. Also, IndexIQ launched the first ETF focused on the small cap segment of the global agribusiness sector, the IQ Global Agribusiness Small Cap ETF (CROP). IndexIQ will continue its pattern of innovation and bring to market interesting and dynamic products that meet investor demands and market needs.

At the same time, IndexIQ’s existing suite of funds, including alternative beta / hedge fund replication, inflation hedging and commodities-oriented strategies, generally performed consistent with their investment objectives. Funds such as IQ Hedge Multi-Strategy Tracker ETF (QAI), IQ Hedge Macro Tracker ETF (MCRO), and IQ Global Resources ETF (GRES) continued to gain wider market acceptance. All of these funds are designed to give investors more options in meeting their multi-faceted investment objectives.

Investors have recognized that having a well-diversified portfolio with exposure to multiple asset classes is critical to a better long-term investment strategy. Alternative investments have historically provided investors with added diversification to their portfolios. By marrying the diversification benefits of alternative investments and the growth of exchange-traded funds (ETFs), IndexIQ is seeking to provide investors with innovative tools in a dynamic market environment.*

We at IndexIQ call ourselves “The alternative to alternatives” because, despite the attractive features of alternative assets, for the most part, these strategies have not been available to the majority of investors in a liquid and transparent manner. We believe that our solutions bridge this gap by giving investors the alternative asset performance characteristics they are looking for, but in a more liquid and transparent (daily holdings are published) manner relative to typical alternative asset strategies.

I want to personally thank you for your interest in IndexIQ and our investment products. I invite you to visit us at www.indexiq.com or call us at (888) 934-0777 for more information on our company and our investment solutions.

Adam S. Patti
Chief Executive Officer

Registered Representative of ALPS Distributors, Inc.

*	Diversification does not eliminate the risk of experiencing investment loss.

Management’s Discussion and Analysis (unaudited)

IQ Hedge Multi-Strategy Tracker ETF

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Multi-Strategy Index, which seeks to track the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds that employ various hedge fund investment styles, which may include but are not limited to macro, long/short, event-driven, market neutral, emerging markets, fixed-income arbitrage and other strategies commonly used by hedge fund managers. The Fund implements its strategy by investing primarily in ETFs representing various asset classes. The Fund does not invest directly in hedge funds.

For the 12-month period ended April 30, 2011, the Fund (NAV) returned 3.95% versus 5.52% and 17.22% for the HFRI Fund of Funds Composite Index and Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), respectively.

The principal positive contributors to Fund performance for the period, in aggregate, were the Fund’s exposures, through investments in ETFs, to emerging equity markets, the corporate bond market (high yield and investment grade) and commodities, both diversified and precious metals. The Fund also benefitted from positions in broad bond ETFs as interest rates remained at historical lows.

The primary drivers of negative performance were the Fund’s negative exposures to international equities, U.S. small cap equities, and real estate.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2011)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Multi-Strategy Tracker ETF
(as of April 30, 2011)

	1 Year	Since Inception[1]

	Average Annual	Average Annual	Cumulative

IQ Hedge Multi-Strategy Tracker ETF Market Price[2]	4.09%	6.44%	14.01%
IQ Hedge Multi-Strategy Tracker ETF NAV	3.95%	6.48%	14.11%
IQ Hedge Multi-Strategy Index	4.44%	7.27%	16.10%
HFRI Fund of Funds Composite Index	5.52%	9.11%[3]	19.91%[3]
S&P 500 Index	17.22%	31.11%	76.55%

1	Fund Inception Date: 3/24/2009

2

The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

3	Data shown above for the HFRI Fund of Funds Composite Index is from 3/31/2009 to 4/30/2011.

Management’s Discussion and Analysis (unaudited) (continued)

Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s commencement, for the period from commencement (3/24/2009) to the first day of secondary market trading in shares of the Fund (3/25/2009), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current Fund performance may be lower or higher than performance data quoted. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemption of the Fund’s shares. The gross total annual operating expense ratio of the Fund was 0.77%.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

The HFRI Fund of Funds Composite Index (“HFRI FoF Composite Index”) is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is designed to represent the equity market in general (performance data assumes reinvestment of dividends, but it does not reflect management fees, transaction costs or other expenses).

The Fund is non-diversified and may be susceptible to greater losses if a single portfolio investment declines than would a diversified mutual fund. The Fund is not suitable for all investors. The Fund does not invest in hedge funds.

There is no guarantee that the Fund itself, or each of the ETFs in the Fund’s portfolio, will perform exactly as their underlying indexes. The Fund’s investment performance depends on the investment performance of the underlying ETFs in which it invests. The Fund’s underlying ETFs invest in: foreign securities, which subject them to risk of loss not typically associated with domestic markets, such as currency fluctuations and political uncertainty; commodities markets, which subject them to greater volatility than investments in traditional securities, such as stocks and bonds; and fixed income securities, which subject them to credit risk, the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt, and interest rate risk, changes in the value of a fixed income security resulting from changes in interest rates. Leverage, including borrowing, will cause some of the Fund’s underlying ETFs to be more volatile than if the underlying ETFs had not been leveraged.

Management’s Discussion and Analysis (unaudited) (continued)

IQ Hedge Macro Tracker ETF

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Hedge Macro Index, which seeks to track the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of a combination of hedge funds pursuing a macro strategy and hedge funds pursuing an emerging markets strategy. The Fund implements its strategy by investing primarily in ETFs representing various asset classes. The Fund does not invest directly in hedge funds.

For the 12-month period ended April 30, 2011, the Fund (NAV) returned 7.21% versus 5.52% and 18.87% for the HFRI Fund of Funds Composite Index and the MSCI World Index, respectively.

The principal positive contributors to Fund performance for the period, in aggregate, were the Fund’s exposures, through investments in ETFs, to emerging and small cap equity markets, investment grade corporate bonds, and the commodity market. The Fund also benefitted from positions in global currencies as declining interests enabled a profitable carry trade strategy.

The primary driver of negative performance was the Fund’s negative exposure to real estate.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2011)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Hedge Macro Tracker ETF
(as of April 30, 2011)

	1 Year	Since Inception[1]

	Average Annual	Average Annual	Cumulative

IQ Hedge Macro Tracker ETF Market Price[2]	7.15%	7.72%	15.12%
IQ Hedge Macro Tracker ETF NAV	7.21%	7.60%	14.88%
IQ Hedge Macro Index	7.61%	8.03%	15.75%
HFRI Fund of Funds Composite Index	5.52%	7.49%[3]	14.85%[3]
MSCI World Index	18.87%	23.11%	48.05%

1	Fund Inception Date: 6/08/2009

2

The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

3	Data shown above for the HFRI Fund of Funds Composite Index is from 5/31/2009 to 4/30/2011.

Management’s Discussion and Analysis (unaudited) (continued)

Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s commencement, for the period from commencement (6/8/2009) to the first day of secondary market trading in shares of the Fund (6/9/2009), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current Fund performance may be lower or higher than performance data quoted. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemption of the Fund’s shares. The gross total annual operating expense ratio of the Fund was 0.77%.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

The HFRI Fund of Funds Composite Index (“HFRI FoF Composite Index”) is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets (performance data assumes reinvestment of dividends, but it does not reflect management fees, transaction costs or other expenses).

The Fund is non-diversified and may be susceptible to greater losses if a single portfolio investment declines than would a diversified mutual fund. The Fund is not suitable for all investors. The Fund does not invest in hedge funds.

There is no guarantee that the Fund itself, or each of the ETFs in the Fund’s portfolio, will perform exactly as their underlying indexes. The Fund’s investment performance depends on the investment performance of the underlying ETFs in which it invests. The Fund’s underlying ETFs invest in: foreign securities, which subject them to risk of loss not typically associated with domestic markets, such as currency fluctuations and political uncertainty; commodities markets, which subject them to greater volatility than investments in traditional securities, such as stocks and bonds; and fixed income securities, which subject them to credit risk, the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt, and interest rate risk, changes in the value of a fixed income security resulting from changes in interest rates. Leverage, including borrowing, will cause some of the Fund’s underlying ETFs to be more volatile than if the underlying ETFs had not been leveraged.

Management’s Discussion and Analysis (unaudited) (continued)

IQ Real Return ETF (formerly, IQ CPI Inflation Hedged ETF)

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Real Return Index, which seeks to provide investors with a hedge against the U.S. inflation rate by providing a “real return” or a return above the rate of inflation, as represented by the Consumer Price Index, a leading government measure of inflation in the U.S. economy.

For the 12-month period ended April 30, 2011, the Fund (NAV) returned 2.58% versus 0.32%, 3.16% and 8.05% for the Barclays Capital Short Term Bond Index, Consumer Price Index, and Barclays Capital U.S. TIPS Index, respectively.

The principal positive contributors to Fund performance for the period, in aggregate, were the Fund’s exposures, through investments in ETFs, to gold, the Japanese Yen and emerging equity markets. The Fund also benefitted from positions in short term bonds although the continued low yields on short term U.S. Treasury bonds inhibited the performance of the Fund.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2011)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Real Return ETF
(as of April 30, 2011)

	1 Year	Since Inception[1]

	Average Annual	Average Annual	Cumulative

IQ Real Return ETF Market Price[2]	2.66%	1.59%	2.42%
IQ Real Return ETF NAV	2.58%	1.67%	2.54%
IQ Real Return Index	3.20%	2.29%	3.48%
Barclays Capital Short Term Bond Index[3]	0.32%	0.28%	0.43%
Consumer Price Index (All Urban Non Seasonally Adjusted)[3]	3.16%	2.67%	4.04%[4]
Barclays Capital U.S. TIPS Index[3]	8.05%	8.57%	13.21%

1	Fund Inception Date: 10/26/2009

2

The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

3

The Advisor has removed the Consumer Price Index and Barclays Capital U.S. TIPS Index as benchmarks for the Fund and replaced them with the Barclays Capital Short Term Bond Index because the Advisor believes the Barclays Capital Short Term Bond Index is more consistent with the investment strategy of the Fund and the manner in which the Fund’s Underlying Index is constructed.

4	Data shown above for the Consumer Price Index is from 10/31/2009 to 4/30/2011.

Management’s Discussion and Analysis (unaudited) (continued)

Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s commencement, for the period from commencement (10/26/2009) to the first day of secondary market trading in shares of the Fund (10/27/2009), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current Fund performance may be lower or higher than performance data quoted. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemption of the Fund’s shares. The gross total annual operating expense ratio of the Fund was 0.49%.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

The Barclays Capital U.S. Short Treasury Bond Index (the “Barclays Capital Short Term Bond Index”) measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between 1 and 12 months.

The Consumer Price Index All Urban Non Seasonally Adjusted (the “CPI”) is published by the Bureau of Labor Statistics. The CPI is a measure of the average change in prices over time of goods and services purchased by households.

The Barclays Capital U.S. TIPS Index measures the performance of inflation protected public obligations of the U.S. Treasury, also known as “TIPS.”

The Fund is non-diversified and may be susceptible to greater losses if a single portfolio investment declines than would a diversified mutual fund. The Fund is not suitable for all investors.

There is no guarantee that the Fund itself, or each of the ETFs in the Fund’s portfolio, will perform exactly as their underlying indexes. The Fund’s investment performance depends on the investment performance of the underlying ETFs in which it invests. The Fund’s underlying ETFs invest in: foreign securities, which subject them to risk of loss not typically associated with domestic markets, such as currency fluctuations and political uncertainty; commodities markets, which subject them to greater volatility than investments in traditional securities, such as stocks and bonds; and fixed income securities, which subject them to credit risk, the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt, and interest rate risk, changes in the value of a fixed income security resulting from changes in interest rates.

Management’s Discussion and Analysis (unaudited) (continued)

IQ Global Resources ETF (formerly, IQ ARB Global Resources ETF)

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Global Resources Index, which seeks to identify investment opportunities in the global resources market segment based on momentum and valuation factors.

For the 12-month period ended April 30, 2011, the Fund (NAV) returned 22.17% versus 18.87% and 30.23% for the MSCI World Index and the Dow Jones–UBS Commodity Index, respectively.

The principal positive contributors to Fund performance for the period, in aggregate, were the Fund’s exposures, through investments in equities, to industrial metals, water, energy, precious metals, coal and livestock. The Fund also benefitted from a long equity position in timber.

The primary drivers of negative performance were the Fund’s negative exposure as a market hedge to U.S. and international equity markets.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2011)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Global Resources ETF
(as of April 30, 2011)

	1 Year	Since Inception[1]

	Average Annual	Average Annual	Cumulative

IQ Global Resources ETF Market Price[2]	22.42%	21.87%	34.79%
IQ Global Resources ETF NAV	22.17%	21.76%	34.61%
IQ Global Resources Index	23.31%	23.24%	37.09%
MSCI World Index	18.87%	16.98%	26.71%
Dow Jones–UBS Commodity Index	30.23%	18.91%	29.64%

1	Fund Inception Date: 10/26/2009

2

The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion and Analysis (unaudited) (continued)

Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s commencement, for the period from commencement (10/26/2009) to the first day of secondary market trading in shares of the Fund (10/27/2009), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current Fund performance may be lower or higher than performance data quoted. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemption of the Fund’s shares. The gross total annual operating expense ratio of the Fund was 0.76%.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets (performance data assumes reinvestment of dividends, but it does not reflect management fees, transaction costs or other expenses).

The Dow Jones-UBS Commodity Index is composed of futures contracts on physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange.

As the Fund’s investments are concentrated in the global resources sector, the value of its shares will be affected by factors specific to that sector and generally will fluctuate more widely than that of a fund which invests in a broad range of industries. The Fund is susceptible to foreign securities risk. Since the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information, less economic, political and social stability, or other factors. The Fund is exposed to mid and small capitalization companies risk. Stock prices of mid and small capitalization companies generally are more volatile than those of larger companies and also are more vulnerable than those of large capitalization companies to adverse business and economic developments. Since the Fund may invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, the Fund is subject to the risk that those currencies will decline in value relative to the U.S. that the U.S. dollar will decline in value relative to the currency being hedged. The ETF should be considered a speculative investment with a high degree of risk, does not represent a complete investment program and is not suitable for all investors.

Management’s Discussion and Analysis (unaudited) (continued)

IQ Merger Arbitrage ETF (formerly, IQ ARB Merger Arbitrage ETF)

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Merger Arbitrage Index, which seeks to identify investment opportunities in the acquisition and merger market segment globally.

For the 12-month period ended April 30, 2011, the Fund (NAV) returned –2.03% versus 18.87% and 17.22% for the MSCI World Index and the S&P 500 Index, respectively.

The principle positive contributors to Fund performance for the period were the Fund’s positions in Qwest Communications (Q), Allegheny Energy (AYE), NYSE Euronext (NYX), Marshall and Illsley (MI) and Genzyme (GENZ).

The primary drivers of negative performance were the Fund’s positions in Smith International (SI) and XTO Energy (XTO), as well as the equity market hedge positions.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2011)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Merger Arbitrage ETF
(as of April 30, 2011)

	1 Year	Since Inception[1]

	Average Annual	Average Annual	Cumulative

IQ Merger Arbitrage ETF Market Price[2]	–2.58%	1.97%	2.88%
IQ Merger Arbitrage ETF NAV	–2.03%	2.22%	3.23%
IQ Merger Arbitrage Index	–0.70%	3.52%	5.15%
MSCI World Index	18.87%	15.10%	22.60%
S&P 500 Index	17.22%	17.58%	26.46%

1	Fund Inception Date: 11/16/2009

2

The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion and Analysis (unaudited) (continued)

Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s commencement, for the period from commencement (11/16/2009) to the first day of secondary market trading in shares of the Fund (11/17/2009), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current Fund performance may be lower or higher than performance data quoted. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemption of the Fund’s shares. The gross total annual operating expense ratio of the Fund was 0.76%.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

The MSCI World Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market (performance data assumes reinvestment of dividends, but it does not reflect management fees, transaction costs or other expenses).

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is designed to represent the equity market in general (performance data assumes reinvestment of dividends, but it does not reflect management fees, transaction costs or other expenses).

Certain of the proposed takeover transactions in which the Fund invests may be renegotiated, terminated or involve a longer time frame than originally contemplated, which may negatively impact the Fund’s returns. The Fund’s investment strategy may result in high portfolio turnover, which, in turn, may result in increased transaction costs to the Fund and lower total returns. The Fund is susceptible to foreign securities risk — since the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets, including currency transaction risk. Diversification does not eliminate the risk of experiencing investment losses. Stock prices of mid and small capitalization companies generally are more volatile than those of larger companies and also more vulnerable than those of larger capitalization companies to adverse economic developments. The ETF should be considered a speculative investment with a high degree of risk, does not represent a complete investment program and is not suitable for all investors.

Management’s Discussion and Analysis (unaudited) (continued)

IQ Australia Small Cap ETF

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Australia Small Cap Index, which seeks to provide investors with a means of tracking the overall performance of small cap Australian companies.

For the 12-month period ended April 30, 2011, the Fund (NAV) returned 22.71%.

The principle positive contributors to Fund performance for the period were the Fund’s allocations to equities in the basic materials and capital goods sectors. The Fund also benefitted from positions in financials, energy and health care.

The primary drivers of negative performance were the Fund’s allocations to transportation and technology stocks.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2011)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Australia Small Cap ETF
(as of April 30, 2011)

	1 Year	Since Inception[1]

	Average Annual	Average Annual	Cumulative

IQ Australia Small Cap ETF Market Price[2]	25.50%	23.97%	26.85%
IQ Australia Small Cap ETF NAV	22.71%	23.08%	25.85%
IQ Australia Small Cap Index	24.32%	24.70%	27.68%

1	Fund Inception Date: 3/22/2010

2

The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion and Analysis (unaudited) (continued)

Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s commencement, for the period from commencement (3/22/2010) to the first day of secondary market trading in shares of the Fund (3/23/2010), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current Fund performance may be lower or higher than performance data quoted. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemption of the Fund’s shares. The gross total annual operating expense ratio of the Fund was 0.69%.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

As the Fund’s investments are concentrated in Australia, the value of its shares will be affected by factors specific to Australia and may fluctuate more widely than that of a fund which invests in a more diversified manner. Any negative changes in the agricultural or mining industries could have an adverse impact on the Australian economy. The Australian economy is heavily dependent upon trading with its key partners, including the U.S., Asia and Europe. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund is susceptible to foreign securities risk — since the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. The Fund is concentrated in small capitalization companies, whose stock prices generally are more volatile than those of larger companies and also are more vulnerable than those of large capitalization companies to adverse business and economic developments. Both the Fund’s ability to track its Index and Fund returns in general may be adversely impacted by changes in currency exchange rates. The Fund is not suitable for all investors. Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program.

Management’s Discussion and Analysis (unaudited) (continued)

IQ Canada Small Cap ETF

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Canada Small Cap Index, which seeks to provide investors with a means of tracking the overall performance of small cap Canadian companies.

For the 12-month period ended April 30, 2011, the Fund (NAV) returned 38.15%.

The principle positive contributors to Fund performance for the period were the Fund’s allocations to equities in the basic materials and energy sectors. The Fund also benefitted from positions in financials, capital goods and health care.

The primary driver of negative performance was the Fund’s allocation to consumer cyclical stocks.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2011)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Canada Small Cap ETF
(as of April 30, 2011)

	1 Year	Since Inception[1]

	Average Annual	Average Annual	Cumulative

IQ Canada Small Cap ETF Market Price[2]	38.55%	39.10%	44.09%
IQ Canada Small Cap ETF NAV	38.15%	38.83%	43.78%
IQ Canada Small Cap Index	39.34%	40.16%	45.31%

1	Fund Inception Date: 3/22/2010

2

The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion and Analysis (unaudited) (continued)

Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s commencement, for the period from commencement (3/22/2010) to the first day of secondary market trading in shares of the Fund (3/23/2010), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current Fund performance may be lower or higher than performance data quoted. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemption of the Fund’s shares. The gross total annual operating expense ratio of the Fund was 0.69%.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

As the Fund’s investments are concentrated in Canada, the value of its shares will be affected by factors specific to Canada and may fluctuate more widely than that of a fund which invests in a broad range of countries. Any negative changes in the agricultural or mining industries could have an adverse impact on the Canadian economy. The Canadian economy is heavily dependent upon trading with its key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund is susceptible to foreign securities risk. Since the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. The Fund is concentrated in small capitalization companies, whose stock prices generally are more volatile than those of larger companies and also are more vulnerable than those of large capitalization companies to adverse business and economic developments. Both the Fund’s ability to track its Index and Fund returns in general may be adversely impacted by changes in currency exchange rates. The Fund is not suitable for all investors. Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program.

Management’s Discussion and Analysis (unaudited) (continued)

IQ South Korea Small Cap ETF

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ South Korea Small Cap Index, which seeks to provide investors with a means of tracking the overall performance of small cap South Korean companies.

For the 12-month period ended April 30, 2011, the Fund (NAV) returned 27.04%.

The principle positive contributors to Fund performance for the period were the Fund’s allocations to equities in the basic materials, capital goods, and consumer cyclical sectors. The Fund also benefitted from positions in financials and consumer staples.

The primary drivers of negative performance were the Fund’s allocations to transportation and health care stocks.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2011)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ South Korea Small Cap ETF
(as of April 30, 2011)

	1 Year	Since Inception[1]

	Average Annual	Average Annual	Cumulative

IQ South Korea Small Cap ETF Market Price[2]	27.49%	28.32%	29.73%
IQ South Korea Small Cap ETF NAV	27.04%	28.09%	29.58%
IQ South Korea Small Cap Index	27.95%	31.48%	33.17%

1	Fund Inception Date: 4/13/2010

2

The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion and Analysis (unaudited) (continued)

Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s commencement, for the period from commencement (4/13/2010) to the first day of secondary market trading in shares of the Fund (4/14/2010), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current Fund performance may be lower or higher than performance data quoted. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemption of the Fund’s shares. The gross total annual operating expense ratio of the Fund was 0.80%.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

As the Fund’s investments are concentrated in South Korea, the value of its shares will be affected by factors specific to South Korea and may fluctuate more widely than that of a fund which invests in a broad range of countries and in developed markets. Investments in South Korea can be impacted by several factors, including a natural disaster in South Korea, a reduction in trading activity with its key trading partners, labor-related issues (South Korea’s economic growth potential is susceptible to problems from large scale emigration, rigid labor regulations and ongoing labor relations issues, and the average age of South Korea’s workforce is rapidly increasing), and security issues, as any outbreak of hostilities between North and South Korea could have a severe adverse effect on the South Korean economy and its securities markets. The Fund is susceptible to foreign securities risk. Since the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. The Fund is concentrated in small capitalization companies, whose stock prices generally are more volatile than those of larger companies and also are more vulnerable than those of large capitalization companies to adverse business and economic developments. Both the Fund’s ability to track its Index and Fund returns in general may be adversely impacted by changes in currency exchange rates. The Fund is not suitable for all investors. Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program.

Management’s Discussion and Analysis (unaudited) (continued)

IQ Taiwan Small Cap ETF

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Taiwan Small Cap Index, which seeks to provide investors with a means of tracking the overall performance of small cap Taiwan companies.

For the period since Fund (NAV) inception (May 18, 2010) through April 30, 2011, the Fund (NAV) returned 22.28%.

The principle positive contributors to Fund performance for the period were the Fund’s allocations to equities in the basic materials and capital goods sectors. The Fund also benefitted from positions in the consumer sector.

All sectors had positive performance for this time period; however on a relative basis, technology and health care stocks had the lowest performance.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2011)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ Taiwan Small Cap ETF
(as of April 30, 2011)

Since Inception[1]

Cumulative

IQ Taiwan Small Cap ETF Market Price[2]	23.39%
IQ Taiwan Small Cap ETF NAV	22.28%
IQ Taiwan Small Cap Index	24.37%

1	Fund Inception Date: 5/18/2010

2

The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Management’s Discussion and Analysis (unaudited) (continued)

Since the shares of the Fund did not trade in the secondary market until the day after the Fund’s commencement, for the period from commencement (5/18/2010) to the first day of secondary market trading in shares of the Fund (5/19/2010), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current Fund performance may be lower or higher than performance data quoted. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemption of the Fund’s shares. The gross total annual operating expense ratio of the Fund was 0.80%.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

As the Fund’s investments are concentrated in Taiwan, the value of its shares will be affected by factors specific to Taiwan and may fluctuate more widely than that of a fund which invests in a broad range of countries and in developed markets. Investments in Taiwan can be impacted by several factors, including a natural disaster in Taiwan, a reduction in trading activity with its key trading partners, labor-related issues (rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy), fluctuations or shortages in the commodity markets (Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs), political uncertainties (the uncertainty with which Taiwan is recognized internationally could materially impact the Taiwanese economy and securities market). The Fund is susceptible to foreign securities risk. Since the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. The Fund is concentrated in small capitalization companies, whose stock prices generally are more volatile than those of larger companies and also are more vulnerable than those of large capitalization companies to adverse business and economic developments. Both the Fund’s ability to track its Index and Fund returns in general may be adversely impacted by changes in currency exchange rates. The ETF is new and has limited operating history. The Fund is not suitable for all investors. Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program.

Management’s Discussion and Analysis (unaudited) (continued)

IQ Global Agribusiness Small Cap ETF

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the IQ Global Agribusiness Small Cap Index. The IQ Global Agribusiness Small Cap Index is float-adjusted market cap-weighted and includes global small cap companies engaged in the agribusiness sector, including crop production and farming, livestock operations, agricultural machinery, agricultural supplies and logistics, agricultural chemicals, and biofuels.

Fund performance information has been excluded due to the limited time for which the Fund was active during the reporting period (Fund inception date: March 21, 2011).

As the Fund’s investments are concentrated in the Agribusiness sector, adverse weather conditions, economic forces and government policy and regulation could adversely affect the Fund’s portfolio companies and, thus, the Fund’s financial situation and performance. The Fund is susceptible to foreign securities risk. Since the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. The Fund is concentrated in small capitalization companies, whose stock prices generally are more volatile than those of larger companies and also are more vulnerable than those of large capitalization companies to adverse business and economic developments. Both the Fund’s ability to track its Index and Fund returns in general may be adversely impacted by changes in currency exchange rates. The ETF is new and has limited operating history. The Fund is not suitable for all investors. Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program.

Fund Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular Fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid for Period 11/1/10 to 4/30/11” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying ETF investments in which each Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Funds’ actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Funds will indirectly bear their pro rata share of the expenses incurred by the underlying ETF investments in which the Funds invest. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited) (continued)

	Beginning Account Value	Ending Account Value 04/30/11	Annualized Expense Ratios for the Period 11/1/10 to 4/30/2011	Expenses Paid for Period 11/1/10 to 4/30/2011

IQ Hedge Multi-Strategy Tracker ETF
Actual	$1,000.00	$1,013.44	0.78%	$3.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	0.78%	$3.91
IQ Hedge Macro Tracker ETF
Actual	$1,000.00	$1,027.95	0.77%	$3.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	0.77%	$3.86
IQ Real Return ETF
Actual	$1,000.00	$1,009.21	0.48%	$2.39
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	0.48%	$2.41
IQ Global Resources ETF
Actual	$1,000.00	$1,141.19	0.75%	$3.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
IQ Merger Arbitrage ETF
Actual	$1,000.00	$1,008.08	0.75%	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
IQ Australia Small Cap ETF
Actual	$1,000.00	$1,145.31	0.69%	$3.67
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.69%	$3.46
IQ Canada Small Cap ETF
Actual	$1,000.00	$1,231.01	0.69%	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.69%	$3.46
IQ South Korea Small Cap ETF
Actual	$1,000.00	$1,086.35	0.79%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	0.79%	$3.96
IQ Taiwan Small Cap ETF[1]
Actual	$1,000.00	$1,084.44	0.80%	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	0.80%	$4.01
IQ Global Agribusiness Small Cap ETF[2]
Actual	$1,000.00	$1,079.53	0.75%	$0.85	*
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76

*	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

1	IQ Taiwan Small Cap ETF commenced operations on May 18, 2010.

2	IQ Global Agribusiness Small Cap ETF commenced operations on March 21, 2011.

Premium and Discount Frequency Data (unaudited)

April 30, 2011

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV”, is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Closing Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for the period from the inception date of such fund through April 30, 2011.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

	Premium		Discount

Differential	Number of Days Market Price >= NAV	Market Price >= NAV % of Total Days	Number of Days Market Price < NAV	Market Price < NAV % of Total Days

IQ Hedge Multi-Strategy ETF
May 1, 2010 – April 30, 2011
$.00-$.249	148	59.69%	82	33.06%
$.25-$.499	6	2.42%	8	3.23%
$.50-$.749	0	0.00%	2	0.81%
$.75-$1.00	0	0.00%	1	0.40%
>$1.00	1	0.40%	0	0.00%

Total	155	62.50%	93	37.50%

IQ Hedge Macro Tracker ETF
May 1, 2010 – April 30, 2011
$.00-$.249	147	59.27%	86	34.68%
$.25-$.499	6	2.42%	5	2.02%
$.50-$.749	1	0.40%	0	0.00%
$.75-$1.00	0	0.00%	0	0.00%
>$1.00	2	0.81%	1	0.40%

Total	156	62.90%	92	37.10%

IQ Real Return ETF
May 1, 2010 – April 30, 2011
$.00-$.249	145	58.70%	94	38.06%
$.25-$.499	3	1.21%	2	0.81%
$.50-$.749	1	0.40%	0	0.00%
$.75-$1.00	0	0.00%	0	0.00%
>$1.00	2	0.81%	0	0.00%

Total	151	61.13%	96	38.87%

Premium and Discount Frequency Data (unaudited) (continued)

April 30, 2011

	Premium		Discount

Differential	Number of Days Market Price >= NAV	Market Price >= NAV % of Total Days	Number of Days Market Price < NAV	Market Price < NAV % of Total Days

IQ Global Resources ETF
May 1, 2010 – April 30, 2011
$.00-$.249	39	15.73%	13	5.24%
$.25-$.499	65	26.21%	7	2.82%
$.50-$.749	55	22.18%	4	1.61%
$.75-$1.00	27	10.89%	4	1.61%
>$1.00	33	13.31%	1	0.40%

Total	219	88.31%	29	11.69%

IQ Merger Arbitrage ETF
May 1, 2010 – April 30, 2011
$.00-$.249	103	41.53%	86	34.68%
$.25-$.499	29	11.69%	13	5.25%
$.50-$.749	5	2.02%	7	2.82%
$.75-$1.00	3	1.21%	2	0.81%
>$1.00	0	0.00%	0	0.00%

Total	140	56.45%	108	43.55%

IQ Canada Small Cap ETF
May 1, 2010 – April 30, 2011
$.00-$.249	69	27.82%	53	21.37%
$.25-$.499	58	23.39%	24	9.68%
$.50-$.749	23	9.27%	9	3.63%
$.75-$1.00	5	2.02%	2	0.81%
>$1.00	3	1.21%	2	0.81%

Total	158	63.71%	90	36.29%

IQ Australia Small Cap ETF
May 1, 2010 – April 30, 2011
$.00-$.249	30	12.10%	20	8.06%
$.25-$.499	29	11.69%	12	4.84%
$.50-$.749	31	12.50%	16	6.45%
$.75-$1.00	25	10.08%	7	2.82%
>$1.00	46	18.55%	32	12.90%

Total	161	64.92%	87	35.08%

IQ South Korea Small Cap ETF
May 1, 2010 – April 30, 2011
$.00-$.249	35	14.06%	19	7.63%
$.25-$.499	36	14.46%	13	5.22%
$.50-$.749	29	11.65%	13	5.22%
$.75-$1.00	20	8.03%	5	2.01%
>$1.00	54	21.69%	25	10.04%

Total	174	69.89%	75	30.11%

Premium and Discount Frequency Data (unaudited) (continued)

April 30, 2011

	Premium		Discount

Differential	Number of Days Market Price >= NAV	Market Price >= NAV % of Total Days	Number of Days Market Price < NAV	Market Price < NAV % of Total Days

IQ Taiwan Small Cap ETF
May 18, 2010 – April 30, 2011
$.00-$.249	43	18.14%	36	15.19%
$.25-$.499	29	12.24%	22	9.28%
$.50-$.749	28	11.81%	11	4.64%
$.75-$1.00	17	7.17%	12	5.06%
>$1.00	20	8.44%	19	8.02%

Total	137	57.82%	100	42.18%

IQ Global Agribusiness Small Cap ETF
March 21, 2011 – April 30, 2011
$.00-$.249	4	14.81%	3	11.11%
$.25-$.499	12	44.44%	0	0.00%
$.50-$.749	5	18.52%	0	0.00%
$.75-$1.00	3	11.11%	0	0.00%
>$1.00	0	0.00%	0	0.00%

Total	24	88.90%	3	11.10%

Portfolio Summaries (unaudited)

April 30, 2011

SCHEDULES OF INVESTMENTS SUMMARY TABLE

IQ Hedge Multi-Strategy Tracker ETF
Net Assets ($ mil): $131.1

Investments	% of Net Assets

Corporate Bond Funds	26.1%
Aggregate Bond Funds	25.0
Commodity Funds	8.8
Equity Funds	7.5
U.S. Small Cap Equity Fund	6.8
Currency Harvest Fund	6.1
High Yield Corporate Bond Funds	3.6
Real Estate Fund	1.4
Emerging Equity Funds	0.2
Money Market Fund	11.6

Total Investments	97.1
Other Assets in Excess of Liabilities	2.9

Net Assets	100.0%

IQ Hedge Macro Tracker ETF
Net Assets ($ mil): $28.3

Investments	% of Net Assets

Emerging Equity Funds	31.3%
Short-Term Treasury Bond Funds	25.7
Corporate Bond Funds	18.6
Commodity Funds	11.0
Currency Harvest Fund	5.0
International Bond Funds	4.2
Money Market Fund	1.0

Total Investments	96.8
Other Assets in Excess of Liabilities	3.2

Net Assets	100.0%

IQ Real Return ETF
Net Assets ($ mil): $12.8

Investments	% of Net Assets

Short-Term Treasury Bond Funds	84.6%
Commodity Funds	9.6
U.S. Small Cap Equity Fund	4.3
Currency Fund	0.8
Emerging Equity Funds	0.7
Money Market Fund	0.1

Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

IQ Global Resources ETF
Net Assets ($ mil): $79.9

Investments	% of Net Assets

Materials	51.6%
Energy	18.8
Industrials	10.9
Utilities	5.2
Consumer Staples	4.4
Money Market Fund	6.9

Total Investments	97.8
Other Assets in Excess of Liabilities	2.2

Net Assets	100.0%

IQ Merger Arbitrage ETF
Net Assets ($ mil): $22.9

Investments	% of Net Assets

Health Care	15.7%
Financials	13.7
Materials	11.2
Energy	10.5
Information Technology	8.6
Industrials	7.1
Consumer Discretionary	6.6
Consumer Staples	4.7
Utilities	2.2
Money Market Fund	17.8

Total Investments	98.1
Other Assets in Excess of Liabilities	1.9

Net Assets	100.0%

IQ Australia Small Cap ETF
Net Assets ($ mil): $43.3

Investments	% of Net Assets

Materials	26.6%
Industrials	25.3
Consumer Discretionary	20.1
Energy	8.7
Health Care	6.1
Financials	3.9
Consumer Staples	3.3
Information Technology	2.8
Utilities	1.0
Telecommunication Services	0.8
Money Market Fund	0.9

Total Investments	99.5
Other Assets in Excess of Liabilities	0.5

Net Assets	100.0%

Portfolio Summaries (unaudited) (continued)

April 30, 2011

IQ Canada Small Cap ETF
Net Assets ($ mil): $120.5

Investments	% of Net Assets

Materials	42.4%
Energy	31.0
Financials	9.6
Industrials	7.2
Consumer Discretionary	3.2
Information Technology	2.7
Utilities	1.4
Consumer Staples	1.4
Telecommunication Services	0.4
Money Market Fund	0.7

Total Investments	100.0
Other Assets in Excess of Liabilities	— *

Net Assets	100.0%

*	Less than 0.05%.

IQ South Korea Small Cap ETF
Net Assets ($ mil): $16.2

Investments	% of Net Assets

Information Technology	26.2%
Consumer Discretionary	19.5
Industrials	15.8
Financials	15.1
Materials	14.6
Health Care	3.8
Consumer Staples	2.5
Money Market Fund	0.7

Total Investments	98.2
Other Assets in Excess of Liabilities	1.8

Net Assets	100.0%

IQ Taiwan Small Cap ETF
Net Assets ($ mil): $4.5

Investments	% of Net Assets

Information Technology	49.4%
Materials	16.1
Industrials	14.3
Consumer Discretionary	11.1
Consumer Staples	4.5
Financials	3.2
Money Market Fund	0.3

Total Investments	98.9
Other Assets in Excess of Liabilities	1.1

Net Assets	100.0%

IQ Global Agribusiness Small Cap ETF
Net Assets ($ mil): $54.8

Investments	% of Net Assets

Consumer Staples	76.1%
Consumer Discretionary	8.9
Industrials	7.8
Materials	6.6
Money Market Fund	0.8

Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)

Net Assets	100.0%

Schedules of Investments — IQ Hedge Multi-Strategy Tracker ETF

April 30, 2011

	Shares	Value

Investment Companies — 85.5%

Aggregate Bond Funds — 25.0%
iShares Barclays Aggregate Bond Fund	164,671	$17,535,815
SPDR Barclays Capital Aggregate
Bond ETF	6,333	355,091
Vanguard Total Bond Market ETF	184,146	14,912,143

Total Aggregate Bond Funds		32,803,049

Commodity Funds — 8.8%
iShares Silver Trust*	34,960	1,639,624
PowerShares DB Commodity Index
Tracking Fund*	102,281	3,262,764
PowerShares DB Gold Fund*	120,128	6,591,423

Total Commodity Funds		11,493,811

Corporate Bond Funds — 26.1%
iShares Barclays Credit Bond Fund	18,808	1,992,143
iShares iBoxx $ Investment Grade
Corporate Bond Fund	292,255	32,285,410

Total Corporate Bond Funds		34,277,553

Currency Harvest Fund — 6.1%
PowerShares DB G10 Currency
Harvest Fund*	316,637	7,950,755

Emerging Equity Funds — 0.2%
iShares MSCI Emerging Markets Index	2,174	108,700
Vanguard MSCI Emerging Markets ETF	2,621	132,570

Total Emerging Equity Funds		241,270

Equity Funds — 7.5%
iShares MSCI EAFE Index Fund	50,599	3,211,013
SPDR S&P 500 ETF Trust	44,825	6,120,406
Vanguard MSCI EAFE ETF	12,762	505,630

Total Equity Funds		9,837,049

High Yield Corporate Bond Funds — 3.6%
iShares iBoxx $ High Yield Corporate
Bond Fund	27,729	2,574,638
SPDR Barclays Capital High Yield
Bond ETF	54,192	2,216,453

Total High Yield Corporate Bond Funds		4,791,091

Real Estate Fund — 1.4%
SPDR Dow Jones International
Real Estate ETF	43,123	1,788,311

U.S. Small Cap Equity Fund — 6.8%
iShares Russell 2000 Index Fund	103,333	8,924,871

Total Investment Companies — 85.5%
(Cost $108,862,994)		112,107,760

Short-Term Investment — 11.6%
Money Market Fund — 11.6%
Invesco Treasury Portfolio Cash
Management, 0.02%(a)
(Cost $15,115,634)	15,115,634	15,115,634

Total Investments — 97.1%
(Cost $123,978,628)		$127,223,394
Other Assets in Excess of
Liabilities — 2.9%(b)		3,853,293

Net Assets — 100.0%		$131,076,687

*	Non-income producing securities.

(a)	Rate shown represents annualized 7-day yield as of April 30, 2011.

(b)	Other Assets in Excess of Liabilities includes net unrealized appreciation/depreciation on futures and swap contracts.

ETF — Exchange Traded Fund

Open futures contract outstanding at April 30, 2011:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at April 30, 2011	Unrealized Depreciation

E-Mini Euro FX Future	Morgan Stanley	June 2011	(45)	$(3,994,082)	$(4,168,125)	$(174,043)

Cash posted as collateral to broker for futures contracts was $67,500 at April 30, 2011.

Total return swap contracts outstanding at April 30, 2011:

Total Return Benchmark	Annual Financing Rate Received (Paid)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

SPDR Barclays Capital Conv SEC ETF	(1.23)%	07/06/2012	$12,231,156	$—
iShares Dow Jones Real Estate	0.49%	07/06/2012	(11,247,616)	—

				$—

Cash posted as collateral to broker for swap contracts was $4,510,121 at April 30, 2011.

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pay fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon financing rate.

See notes to financial statements.

Schedules of Investments — IQ Hedge Macro Tracker ETF

April 30, 2011

	Shares	Value

Investment Companies — 95.8%

Commodity Funds — 11.0%
iShares Silver Trust*	9,011	$422,616
PowerShares DB Commodity Index
Tracking Fund*	30,742	980,670
PowerShares DB Gold Fund*	30,963	1,698,940

Total Commodity Funds		3,102,226

Corporate Bond Funds — 18.6%
iShares Barclays Credit Bond Fund	2,884	305,474
iShares iBoxx $ Investment Grade
Corporate Bond Fund	44,824	4,951,707

Total Corporate Bond Funds		5,257,181

Currency Harvest Fund — 5.0%
PowerShares DB G10 Currency
Harvest Fund*	55,804	1,401,238

Emerging Equity Funds — 31.3%
iShares MSCI Emerging Markets Index	79,837	3,991,850
Vanguard MSCI Emerging Markets ETF	96,231	4,867,364

Total Emerging Equity Funds		8,859,214

International Bond Funds — 4.2%
iShares JPMorgan USD Emerging
Markets Bond Fund	5,469	590,597
PowerShares Emerging Markets
Sovereign Debt Portfolio	8,731	233,205
SPDR Barclays Capital International
Treasury Bond ETF	6,021	377,818

Total International Bond Funds		1,201,620

Short-Term Treasury Bond Funds — 25.7%
iShares Barclays 1-3 Year Treasury
Bond Fund	35,643	2,998,646
iShares Barclays Short Treasury
Bond Fund	14,348	1,582,297
SPDR Barclays Capital 1-3 Month
T-Bill ETF*	8,047	368,955
Vanguard Short-Term Bond ETF	28,849	2,330,422

Total Short-Term Treasury Bond Funds		7,280,320

Total Investment Companies — 95.8%
(Cost $25,570,876)		27,101,799

Short-Term Investment — 1.0%
Money Market Fund — 1.0%
Invesco Treasury Portfolio Cash
Management, 0.02%(a)
(Cost $293,592)	293,592	293,592

Total Investments — 96.8%
(Cost $25,864,468)		$27,395,391
Other Assets in Excess of
Liabilities — 3.2%(b)		906,770

Net Assets — 100.0%		$28,302,161

*	Non-income producing securities

(a)	Rate shown represents annualized 7-day yield as of April 30, 2011.

(b)	Other Assets in Excess of Liabilities includes net unrealized depreciation on futures contract.

ETF — Exchange Traded Fund

Open futures contracts outstanding at April 30, 2011:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at April 30, 2011	Unrealized Depreciation

E-Mini Euro FX Future	Morgan Stanley	June 2011	(11)	$(976,331)	$(1,018,875)	$(42,544)
Russell 2000 Index Future	Morgan Stanley	June 2011	(20)	(1,701,947)	(1,727,800)	(25,853)

						$(68,397)

Cash posted as collateral to broker was $934,315 at April 30, 2011.

See notes to financial statements.

Schedules of Investments — IQ Real Return ETF

April 30, 2011

	Shares	Value

Investment Companies — 100.0%

Commodity Funds — 9.6%
PowerShares DB Gold Fund*	15,777	$865,684
PowerShares DB Oil Fund*	10,793	369,336

Total Commodity Funds		1,235,020

Currency Fund — 0.8%
CurrencyShares British Pound Sterling Trust*	619	102,748

Emerging Equity Funds — 0.7%
iShares MSCI Emerging Markets Index	750	37,500
Vanguard MSCI Emerging Markets ETF	913	46,180

Total Emerging Equity Funds		83,680

Short-Term Treasury Bond Funds — 84.6%
iShares Barclays Short Treasury
Bond Fund	80,489	8,876,327
SPDR Barclays Capital 1-3 Month
T-Bill ETF*	42,815	1,963,068

Total Short-Term Treasury Bond Funds		10,839,395

U.S. Small Cap Equity Fund — 4.3%
iShares Russell 2000 Index Fund	6,378	550,868

Total Investment Companies — 100.0%
(Cost $12,684,897)		12,811,711

Short-Term Investment — 0.1%
Money Market Fund — 0.1%
Invesco Treasury Portfolio Cash
Management, 0.02%(a)
(Cost $8,770)	8,770	8,770

Total Investments — 100.1%
(Cost $12,693,667)		$12,820,481
Liabilities in Excess of
Other Assets — (0.1)%		(5,424)

Net Assets — 100.0%		$12,815,057

*	Non-income producing securities.

(a)	Rate shown represents annualized 7-day yield as of April 30, 2011.

ETF — Exchange Traded Fund

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF

April 30, 2011

	Shares	Value

Common Stocks — 90.9%

Australia — 11.8%
BHP Billiton Ltd.	97,137	$4,871,817
Coal & Allied Industries Ltd.	11,762	1,436,359
Fortescue Metals Group Ltd.	56,025	377,063
New Hope Corp. Ltd.	107,688	577,457
Newcrest Mining Ltd.	28,987	1,314,874
OZ Minerals Ltd.	59,304	93,455
PanAust Ltd.*	191,981	161,773
Whitehaven Coal Ltd.	68,060	478,171
Woodside Petroleum Ltd.	1,817	93,059

Total Australia		9,404,028

Belgium — 0.2%
Umicore SA	2,105	120,937

Canada — 17.1%
Agnico-Eagle Mines Ltd.	10,636	738,921
Barrick Gold Corp.	61,933	3,153,926
Canadian Natural Resources Ltd.	2,642	123,935
Canfor Corp.*	27,243	357,746
Cenovus Energy, Inc.	1,770	67,864
Centerra Gold, Inc.	14,924	276,822
Eldorado Gold Corp.	36,010	668,321
Goldcorp, Inc.	46,609	2,598,040
Husky Energy, Inc.	2,188	68,256
IAMGOLD Corp.	22,152	459,219
Imperial Oil Ltd.	2,053	108,184
Kinross Gold Corp.	75,998	1,201,423
Lundin Mining Corp.*	9,618	93,864
New Gold, Inc.*	20,992	235,174
Pan American Silver Corp.	6,606	237,617
SEMAFO, Inc.*	18,750	158,876
Silver Standard Resources, Inc.*	4,298	149,072
Silver Wheaton Corp.	19,776	802,420
Silvercorp Metals, Inc.	9,089	123,377
Suncor Energy, Inc.	3,857	177,271
Teck Resources Ltd. Class B	11,816	640,456
TransCanada Corp.	1,724	73,967
Uranium One, Inc.	25,042	103,984
West Fraser Timber Co., Ltd.	8,207	465,339
Yamana Gold, Inc.	47,052	598,037

Total Canada		13,682,111

Finland — 3.3%
M-real Oyj Class B*	70,367	333,025
UPM-Kymmene Oyj	110,805	2,275,162

Total Finland		2,608,187

France — 3.2%
GDF Suez	5,505	225,619
Suez Environnement Co.	35,969	830,338
Total SA	5,577	357,604
Veolia Environnement	35,361	1,183,271

Total France		2,596,832

Germany — 0.0%(a)
Suedzucker AG	1,068	32,997

Hong Kong — 1.9%
China Agri-Industries Holdings Ltd.	19,664	22,429
CNOOC Ltd.	105,742	260,829
Fushan International Energy
Group Ltd.	731,173	513,015
Lee & Man Paper Manufacturing
Ltd.	1,059,390	761,033

Total Hong Kong		1,557,306

Ireland — 0.1%
Kerry Group PLC Class A	977	40,585

Italy — 0.3%
Eni SpA	9,202	246,420

Japan — 2.0%
Ajinomoto Co., Inc.	3,924	43,186
Hokuetsu Kishu Paper Co., Ltd.	49,385	275,105
Itoham Foods, Inc.	14,588	57,532
Maruha Nichiro Holdings, Inc.	38,600	57,087
Mitsubishi Materials Corp.	21,671	74,516
Mitsui & Co., Ltd.	4,668	82,383
Nippon Meat Packers, Inc.	13,033	179,577
Nippon Paper Group, Inc.	31,813	633,986
Nisshin Seifun Group, Inc.	1,445	17,969
Nissin Foods Holdings Co., Ltd.	602	21,278
Sumitomo Metal Mining Co., Ltd.	9,554	169,203
Yamazaki Baking Co., Ltd.	1,170	14,996

Total Japan		1,626,818

Netherlands — 1.7%
New World Resources NV Class A	34,965	592,530
Nutreco NV	2,213	172,533
Royal Dutch Shell PLC Class A	15,331	593,192

Total Netherlands		1,358,255

Norway — 0.6%
Norsk Hydro ASA	27,616	245,110
Statoil ASA	7,599	222,645

Total Norway		467,755

Peru — 0.2%
Hochschild Mining PLC	19,419	197,578

Portugal — 0.8%
Portucel-Empresa Produtora
de Pasta e Papel SA	166,841	625,744

Singapore — 0.3%
Golden Agri-Resources Ltd.	69,269	37,688
Indofood Agri Resources Ltd.*	8,593	14,623
Olam International Ltd.	11,293	26,517
Wilmar International Ltd.	37,168	160,258

Total Singapore		239,086

Spain — 0.2%
Ebro Foods SA	811	20,051
Repsol YPF SA	2,947	105,413

Total Spain		125,464

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2011

	Shares	Value

Common Stocks (continued)

Sweden — 5.4%
Boliden AB	4,808	$108,646
Holmen AB B Shares	19,772	731,519
Sandvik AB	162,773	3,462,106

Total Sweden		4,302,271

Switzerland — 0.7%
Aryzta AG	436	24,198
Barry Callebaut AG*	31	29,503
Lindt & Spruengli AG	12	39,657
Sulzer AG	2,406	431,914
Transocean Ltd.*	780	56,745

Total Switzerland		582,017

United Kingdom — 12.6%
African Barrick Gold Ltd.	26,552	233,395
Anglo American PLC	24,803	1,290,957
Antofagasta PLC	18,999	433,194
Associated British Foods PLC	4,850	81,462
BG Group PLC	8,137	208,128
BP PLC.	52,059	401,641
Centrica PLC	13,673	73,184
Cranswick PLC	3,050	38,332
Eurasian Natural Resources Corp.	25,017	380,343
Kazakhmys PLC	10,538	242,385
Lonmin PLC	3,857	104,991
Pennon Group PLC	25,983	285,817
Petropavlovsk PLC	12,436	185,232
Randgold Resources Ltd.*	5,704	496,630
Rio Tinto PLC	35,973	2,616,052
Severn Trent PLC	17,273	432,446
Tate & Lyle PLC	2,597	25,708
United Utilities Group PLC	49,051	516,660
Vedanta Resources PLC	4,977	193,007
Weir Group PLC	15,119	485,189
Xstrata PLC	53,386	1,354,823

Total United Kingdom		10,079,576

United States — 28.5%
Alcoa, Inc.	17,697	300,849
Allied Nevada Gold Corp.*	4,767	205,267
Alpha Natural Resources, Inc.*	15,820	920,250
American Water Works Co., Inc.	12,325	362,108
Anadarko Petroleum Corp.	1,236	97,570
Apache Corp.	924	123,234
Aqua America, Inc.	10,140	228,657
Arch Coal, Inc.	21,070	722,701
Archer-Daniels-Midland Co.	3,636	134,605
Baker Hughes, Inc.	1,016	78,648
Bucyrus International, Inc.	10,245	936,905
Bunge Ltd.	757	57,108
Chevron Corp.	4,789	524,108
Cliffs Natural Resources, Inc.	2,284	214,057
Coeur d’Alene Mines Corp.*	4,695	148,878
ConAgra Foods, Inc.	2,513	61,443
ConocoPhillips	3,519	277,755
CONSOL Energy, Inc.	23,773	1,285,882
Corn Products International, Inc.	417	22,977
Devon Energy Corp.	1,065	96,915
Domtar Corp.	9,176	853,551
EOG Resources, Inc.	593	66,956
Exxon Mobil Corp.	12,583	1,107,304
Flowers Foods, Inc.	519	15,861
Flowserve Corp.	3,918	496,097
Freeport-McMoRan Copper & Gold, Inc. .	16,954	932,979
General Mills, Inc.	3,810	146,990
Green Mountain Coffee Roasters, Inc.*	538	36,025
Halliburton Co.	2,113	106,664
Hershey Co.	1,251	72,195
Hess Corp.	848	72,894
Hormel Foods Corp.	15,991	470,295
IDEX Corp.	5,659	265,520
ITT Corp.	13,101	757,107
J.M. Smucker Co.	649	48,720
Joy Global, Inc.	13,264	1,339,001
Kellogg Co.	2,087	119,523
Kraft Foods, Inc. Class A	10,177	341,744
Louisiana-Pacific Corp.*	29,530	274,629
Marathon Oil Corp.	1,633	88,247
Massey Energy Co.	12,576	858,186
McCormick & Co., Inc.	763	37,479
MeadWestvaco Corp.	36,597	1,232,953
National Oilwell Varco, Inc.	1,034	79,297
Newmont Mining Corp.	32,305	1,893,396
Occidental Petroleum Corp.	2,016	230,409
Peabody Energy Corp.	33,640	2,247,825
Pentair, Inc.	7,107	285,417
Ralcorp Holdings, Inc.*	302	23,496
Royal Gold, Inc.	3,337	203,490
Sara Lee Corp.	3,801	72,979
Schlumberger Ltd.	3,473	311,702
Seaboard Corp.	67	159,929
Smithfield Foods, Inc.*	9,612	226,459
Tyson Foods, Inc. Class A	22,681	451,352

Total United States		22,726,588

Total Common Stocks — 90.9%
(Cost $68,446,383)		72,620,555

Short-Term Investment — 6.9%
Money Market Fund — 6.9%
Invesco Treasury Portfolio Cash
Management, 0.02%(b)
(Cost $5,514,201)	5,514,201	5,514,201

Total Investments — 97.8%
(Cost $73,960,584)		$78,134,756
Other Assets in Excess of
Liabilities — 2.2%(c)		1,718,843

Net Assets — 100.0%		$79,853,599

See notes to financial statements.

Schedules of Investments — IQ Global Resources ETF (continued)

April 30, 2011

		% of
Industry	Value	Net Assets

Precious Metals	$16,292,686	20.4%
Coal	15,370,388	19.3
Industrial Metals	14,962,688	18.7
Timber	8,819,792	11.0
Energy	6,957,114	8.7
Water	6,560,541	8.2
Grains Food Fiber	1,844,250	2.3
Livestock	1,813,096	2.3

Total Common Stocks	$72,620,555	90.9%
Money Market Fund	5,514,201	6.9
Other Assets in Excess of Liabilities(c)	1,718,843	2.2

Total Net Assets	$79,853,599	100.0%

*	Non-income producing securities.

(a)	Less than 0.05%.

(b)	Rate shown represents annualized 7-day yield as of April 30, 2011.

(c)	Other Assets in Excess of Liabilities includes net unrealized depreciation on futures contracts.

Open futures contracts outstanding at April 30, 2011:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at April 30, 2011	Unrealized Depreciation

E-Mini MSCI EAFE Index Future	Morgan Stanley	June 2011	(79)	$(6,583,887)	$(7,098,940)	$(515,053)
S&P 500 E-Mini Future	Morgan Stanley	June 2011	(110)	(7,161,355)	(7,478,350)	(316,995)

						$(832,048)

Cash posted as collateral to broker for futures contracts was $1,126,371 at April 30, 2011.

See notes to financial statements.

Schedules of Investments — IQ Merger Arbitrage ETF

April 30, 2011

	Shares	Value

Common Stocks — 80.3%

Consumer Discretionary — 6.6%
99 Cents Only Stores*	2,846	$57,375
Bulgari SpA	9,348	170,446
Family Dollar Stores, Inc.	22,639	1,227,260
J. Crew Group, Inc. Escrow*(a)	22,261	—
Pre-Paid Legal Services, Inc.*	1,050	69,248

Total Consumer Discretionary		1,524,329

Consumer Staples — 4.7%
Alberto-Culver Co.	29,000	1,082,860

Energy — 10.5%
EXCO Resources, Inc.	6,780	142,041
Massey Energy Co.	11,098	757,327
Pride International, Inc.*	34,593	1,518,979

Total Energy		2,418,347

Financials — 13.7%
ASX Ltd.	19,263	676,683
CreXus Investment Corp.	19,436	226,624
Marshall & Ilsley Corp.	74,293	606,974
Nationwide Health Properties, Inc.	3,482	152,512
NYSE Euronext	27,372	1,096,249
optionsXpress Holdings, Inc.	4,086	75,346
Sterling Bancshares, Inc.	7,469	66,399
TMX Group, Inc.	2,898	123,879
Whitney Holding Corp.	8,962	121,345

Total Financials		3,146,011

Health Care — 15.7%
Beckman Coulter, Inc.	13,487	1,117,398
Cephalon, Inc.*	14,246	1,094,093
Dionex Corp.*	624	73,851
Emergency Medical Services Corp.,
Class A*	10,690	682,022
RehabCare Group, Inc.*	3,391	127,400
Rural/Metro Corp.*	4,914	83,685
Talecris Biotherapeutics Holdings
Corp.*	8,434	235,477
Tenet Healthcare Corp.*	26,240	181,843

Total Health Care		3,595,769

Industrials — 7.1%
Bucyrus International, Inc.	13,702	1,253,048
Forth Ports PLC	1,922	51,902
Ladish Co., Inc.*	4,130	234,171
Tognum AG	2,457	94,411

Total Industrials		1,633,532

Information Technology — 8.6%
Atheros Communications, Inc.*	7,318	328,286
GSI Commerce, Inc.*	27,512	805,276
L-1 Identity Solutions, Inc.*	14,190	166,449
Mentor Graphics Corp.*	25,325	373,544
Verigy Ltd.*	11,742	169,789
Zoran Corp.*	11,552	120,949

Total Information Technology		1,964,293

Materials — 11.2%
Fletcher Building Ltd.	24,369	180,829
Lubrizol Corp.	10,665	1,434,656
Lundin Mining Corp.*	27,304	266,465
Smurfit-Stone Container Corp.*	17,625	678,210

Total Materials		2,560,160

Utilities — 2.2%
Nicor, Inc.	1,732	96,005
NSTAR	3,764	174,273
Progress Energy, Inc.	4,694	222,730

Total Utilities		493,008

Total Common Stocks — 80.3%
(Cost $17,898,796)		18,418,309

Short-Term Investment — 17.8%
Money Market Fund — 17.8%
Invesco Treasury Portfolio Cash
Management, 0.02%(b)
(Cost $4,071,964)	4,071,964	4,071,964

Total Investments — 98.1%
(Cost $21,970,760)		$22,490,273
Other Assets in Excess of
Liabilities — 1.9%(c)		430,483

Net Assets — 100.0%		$22,920,756

*	Non-income producing securities.

(a)	Fair valued security.

(b)	Rate shown represents annualized 7-day yield as of April 30, 2011.

(c)	Other Assets in Excess of Liabilities includes net unrealized depreciation on futures contracts.

Open futures contracts outstanding at April 30, 2011:

		Expiration	Number of	Value at	Value at	Unrealized
Type	Broker	Date	Contracts	Trade Date	April 30, 2011	Depreciation

E-Mini MSCI EAFE Index Future	Morgan Stanley	June 2011	(29)	$(2,416,860)	$(2,605,940)	$(189,080)
S&P 500 Mini Future	Morgan Stanley	June 2011	(41)	(2,667,460)	(2,787,385)	(119,925)

						$(309,005)

Cash posted as collateral to broker for futures contracts was $416,500 at April 30, 2011.

See notes to financial statements.

Schedules of Investments — IQ Australia Small Cap ETF

April 30, 2011

	Shares	Value

Common Stocks — 98.5%

Consumer Discretionary — 20.0%
APN News & Media Ltd.	177,698	$305,308
Aristocrat Leisure Ltd.	188,792	541,304
Austar United Communications Ltd.*	254,936	345,947
Billabong International Ltd.	91,140	673,239
Consolidated Media Holdings Ltd.	73,593	224,697
David Jones Ltd.	224,320	1,143,959
Flight Centre Ltd.	24,191	622,390
G.U.D. Holdings Ltd.	28,892	296,577
Invocare Ltd.	44,452	333,712
JB Hi-Fi Ltd.	48,408	1,001,763
Myer Holdings Ltd.	260,550	901,020
Navitas Ltd.	90,115	401,373
Pacific Brands Ltd.	408,437	326,290
Southern Cross Media Group Ltd.	251,243	449,540
Ten Network Holdings Ltd.	264,928	391,398
West Australian Newspapers
Holdings Ltd.	73,650	402,995
Wotif.com Holdings Ltd.	51,745	322,775

Total Consumer Discretionary		8,684,287

Consumer Staples — 3.3%
Goodman Fielder Ltd.	581,047	683,559
GrainCorp Ltd.	86,968	744,257

Total Consumer Staples		1,427,816

Energy — 8.7%
Aquila Resources Ltd.*	73,687	732,206
Aurora Oil And Gas Ltd.*	176,073	510,617
AWE Ltd.*	234,755	400,771
Bandanna Energy Ltd.*	82,921	199,638
Beach Energy Ltd.	473,895	497,863
Coalspur Mines Ltd.*	147,566	281,798
Dart Energy Ltd.*	249,211	207,270
Linc Energy Ltd.	135,614	403,673
Mantra Resources Ltd.	40,677	300,031
Nexus Energy Ltd.*	479,335	225,561

Total Energy		3,759,428

Financials — 3.9%
Bank of Queensland Ltd.	98,592	1,060,600
IOOF Holdings Ltd.	79,068	619,541

Total Financials		1,680,141

Health Care — 6.1%
Acrux Ltd.	63,437	242,284
Ansell Ltd.	60,693	925,222
Mesoblast Ltd.*	60,137	536,359
Primary Health Care Ltd.	194,729	739,463
Sigma Pharmaceuticals Ltd.	504,126	204,126

Total Health Care		2,647,454

Industrials — 25.3%
Ausenco Ltd.*	41,664	131,314
Boart Longyear Ltd.	206,623	1,033,359
Bradken Ltd.	58,764	511,895
Cabcharge Australia Ltd.	48,308	289,176
CSR Ltd.	226,322	743,027
Downer EDI Ltd.	181,483	734,842
Emeco Holdings Ltd.	276,814	331,710
Forge Group Ltd.	24,130	159,232
GWA Group Ltd.	130,689	457,663
Hills Holdings Ltd.	89,271	153,379
Industrea Ltd.	130,617	212,982
Macmahon Holdings Ltd.	267,086	153,450
Mermaid Marine Australia Ltd.	88,681	300,849
Mineral Resources Ltd.	47,778	608,608
Monadelphous Group Ltd.	34,758	730,319
NRW Holdings Ltd.	94,011	277,779
SAI Global Ltd.	82,899	453,603
Seek Ltd.	146,315	1,112,833
Spotless Group Ltd.	113,634	243,736
Transfield Services Ltd.	203,341	789,968
Transpacific Industries Group Ltd.*	213,202	258,983
UGL Ltd.	73,354	1,210,547
Virgin Blue Holdings Ltd.*	139,017	43,358

Total Industrials		10,942,612

Information Technology — 2.8%
carsales.com.au Ltd.	93,522	525,034
Iress Market Technology Ltd.	43,718	437,284
Silex Systems Ltd.*	57,350	254,182

Total Information Technology		1,216,500

Materials — 26.6%
Adelaide Brighton Ltd.	212,457	734,708
Aquarius Platinum Ltd.	176,359	951,483
Arafura Resources Ltd.*	119,427	152,913
Atlas Iron Ltd.*	312,210	1,195,835
Ausdrill Ltd.	99,032	364,142
Coal of Africa Ltd.*	170,598	227,767
Discovery Metals Ltd.*	175,833	244,377
DuluxGroup Ltd.	157,517	477,489
Grange Resources Ltd.*	161,135	115,502
Gunns Ltd.*	367,359	211,060
Independence Group NL	84,875	623,245
Integra Mining Ltd.*	367,978	191,281
Intrepid Mines Ltd.*	228,164	455,687
Kagara Ltd.*	239,337	154,532
Kingsgate Consolidated Ltd.	59,145	502,269
Macarthur Coal Ltd.	63,759	809,387
Medusa Mining Ltd.	64,741	568,920
Minara Resources Ltd.	151,785	127,902
Mount Gibson Iron Ltd.*	281,165	578,463
Nufarm Ltd.*	78,443	414,627
OM Holdings Ltd.	124,372	161,286
PanAust Ltd.*	1,052,353	886,765
Panoramic Resources Ltd.	84,178	189,768
Resolute Mining Ltd.*	155,576	199,198
Silver Lake Resources Ltd.*	78,390	179,293
St. Barbara Ltd.*	142,250	345,590
Western Areas NL	62,421	458,363

Total Materials		11,521,852

Telecommunication Services — 0.8%
iiNet Ltd.	43,143	127,476
TPG Telecom Ltd.	125,526	230,781

Total Telecommunication Services		358,257

See notes to financial statements.

Schedules of Investments — IQ Australia Small Cap ETF (continued)

April 30, 2011

	Shares	Value

Common Stocks (continued)

Utilities — 1.0%
Energy World Corp., Ltd.*	369,075	$199,929
Envestra Ltd.	322,353	225,771

Total Utilities		425,700

Total Common Stocks — 98.5%
(Cost $40,007,630)		42,664,047

Rights — 0.1%
Consumer Discretionary — 0.1%
Southern Cross Media Group Ltd.	113,493	22,977

Energy — 0.0%(a)
Dart Energy Ltd.	45,169	494

Total Rights — 0.1%
(Cost $0)		23,471

Short-Term Investment — 0.9%
Money Market Fund — 0.9%
Invesco Treasury Portfolio Cash
Management, 0.02%(b)
(Cost $401,914)	401,914	$401,914

Total Investments — 99.5%
(Cost $40,409,544)		$43,089,432
Other Assets in Excess of
Liabilities — 0.5%		233,319

Net Assets — 100.0%		$43,322,751

*	Non-income producing securities.

(a)	Less than 0.05%.

(b)	Rate shown represents annualized 7-day yield as of April 30, 2011.

See notes to financial statements.

Schedules of Investments — IQ Canada Small Cap ETF

April 30, 2011

	Shares	Value

Common Stocks — 99.3%

Consumer Discretionary — 3.2%
Great Canadian Gaming Corp.*	46,829	$386,438
RONA, Inc.	100,687	1,467,567
Yellow Media, Inc.	399,435	2,003,805

Total Consumer Discretionary		3,857,810

Consumer Staples — 1.4%
Cott Corp.*	73,343	651,612
Jean Coutu Group, Inc. Class A	90,599	1,002,571

Total Consumer Staples		1,654,183

Energy — 31.0%
Advantage Oil & Gas Ltd.*	127,372	1,079,276
AltaGas Ltd.	64,093	1,714,370
Angle Energy, Inc.*	50,145	501,529
Bankers Petroleum Ltd.*	190,791	1,668,931
Bellatrix Exploration Ltd.*	75,431	436,440
Birchcliff Energy Ltd.*	97,004	1,337,211
BlackPearl Resources, Inc.*	219,265	1,841,747
BNK Petroleum, Inc.*	95,878	611,332
Canyon Services Group, Inc.	38,851	596,164
Celtic Exploration Ltd.*	58,234	1,190,641
Connacher Oil and Gas Ltd.*	346,475	489,304
Corridor Resources, Inc.*	67,975	333,123
Crew Energy, Inc.*	66,026	1,137,720
Denison Mines Corp.*	232,516	539,111
Ensign Energy Services, Inc.	97,248	1,872,499
Gran Tierra Energy, Inc.*	200,188	1,485,297
Ivanhoe Energy, Inc.*	212,891	596,817
Legacy Oil + Gas, Inc.*	98,383	1,397,695
NAL Energy Corp.	114,143	1,500,093
Nuvista Energy Ltd.	76,921	775,006
Perpetual Energy, Inc.	90,688	395,688
Petrobank Energy & Resources Ltd.*	82,247	1,735,348
Peyto Exploration & Development Corp. .	102,805	2,182,108
Precision Drilling Corp.*	213,406	3,222,963
Progress Energy Resources Corp.	138,776	1,892,566
Provident Energy Ltd.	208,063	1,953,777
Savanna Energy Services Corp.*	61,229	665,301
Southern Pacific Resource Corp.*	260,948	511,528
TransGlobe Energy Corp.*	56,424	821,221
Trican Well Service Ltd.	112,062	2,754,161

Total Energy		37,238,967

Financials — 9.6%
Canadian Western Bank	53,980	1,724,333
Dundee Corp. Class A*	51,006	1,317,012
GMP Capital, Inc.	41,281	657,816
Industrial Alliance Insurance and
Financial Services, Inc.	65,014	2,785,972
Onex Corp.	71,415	2,671,900
TMX Group, Inc.	57,568	2,460,830

Total Financials		11,617,863

Industrials — 7.2%
Aecon Group, Inc.	44,109	435,116
Air Canada Class B*	116,000	281,183
CAE, Inc.	198,829	2,671,729
IESI-BFC Ltd.	94,216	2,384,071
Russel Metals, Inc.	46,427	1,272,174
WestJet Airlines Ltd.	110,665	1,663,153

Total Industrials		8,707,426

Information Technology — 2.7%
Open Text Corp.*	44,154	2,697,124
Wi-Lan, Inc.	93,941	591,060

Total Information Technology		3,288,184

Materials — 42.4%
Alamos Gold, Inc.	90,133	1,508,470
Anvil Mining Ltd.*	74,771	503,543
Aura Minerals, Inc.*	120,913	387,391
Aurizon Mines Ltd.*	125,519	853,241
Avalon Rare Metals, Inc.*	72,251	657,139
B2Gold Corp.*	196,235	665,940
Breakwater Resources Ltd.*	45,464	281,260
Canfor Corp.*	61,848	812,169
Capstone Mining Corp.*	157,657	628,069
Cascades, Inc.	53,842	391,537
China Gold Intl Resources Corp., Ltd.*	122,656	611,438
Dundee Precious Metals, Inc.*	74,454	718,763
Eastern Platinum Ltd.*	702,889	851,897
Endeavour Silver Corp.*	62,696	718,904
European Goldfields Ltd.*	105,221	1,459,354
Extorre Gold Mines Ltd.*	67,711	659,377
First Majestic Silver Corp.*	76,848	1,606,855
Fortuna Silver Mines, Inc.*	94,846	517,787
Gammon Gold, Inc.*	134,521	1,467,347
Golden Star Resources Ltd.*	200,143	645,452
Grande Cache Coal Corp.*	76,060	646,893
Harry Winston Diamond Corp.*	65,146	1,105,391
High River Gold Mines Ltd.*	169,101	217,424
HudBay Minerals, Inc.	131,541	2,093,344
Inmet Mining Corp.	39,068	2,733,957
Jaguar Mining, Inc.*	65,312	363,437
Katanga Mining Ltd.*	369,113	785,802
Kirkland Lake Gold, Inc.*	47,277	701,544
Mercator Minerals Ltd.*	154,293	570,763
Methanex Corp.	71,735	2,312,667
Minefinders Corp., Ltd.*	61,729	1,035,051
Minera Andes, Inc.*	146,372	431,935
Neo Material Technologies, Inc.*	92,928	958,808
New Gold, Inc.*	308,934	3,460,998
North American Palladium Ltd.*	101,807	651,282
Northgate Minerals Corp.*	225,935	673,864
NovaGold Resources, Inc.*	137,257	1,761,912
Pan American Silver Corp.	83,446	3,001,541

See notes to financial statements.

Schedules of Investments — IQ Canada Small Cap ETF (continued)

April 30, 2011

	Shares	Value

Common Stocks (continued)

Materials (continued)
Quadra FNX Mining Ltd.*	147,544	$2,414,879
San Gold Corp.*	232,538	705,812
SEMAFO, Inc.*	210,759	1,785,849
Sherritt International Corp.	228,522	1,926,728
Silvercorp Metals, Inc.	135,220	1,835,520
Sprott Resource Corp.*	78,108	404,184
Taseko Mines Ltd.*	145,329	765,817
Thompson Creek Metals Co., Inc.*	128,202	1,571,365
Yukon-Nevada Gold Corp.*	340,996	197,658

Total Materials		51,060,358

Telecommunication Services — 0.4%
Manitoba Telecom Services, Inc.	16,658	529,313

Utilities — 1.4%
Just Energy Group, Inc.	105,639	1,667,779

Total Common Stocks — 99.3%
(Cost $112,978,401)		119,621,883

Short-Term Investment — 0.7%
Money Market Fund — 0.7%
Invesco Treasury Portfolio Cash
Management, 0.02%(a)
(Cost $811,718)	811,718	811,718

Total Investments — 100.0%
(Cost $113,790,119)		$120,433,601
Other Assets in Excess of
Liabilities — 0.0%(b)		58,735

Net Assets — 100.0%		$120,492,336

*	Non-income producing securities.

(a)	Rate shown represents annualized 7-day yield as of April 30, 2011.

(b)	Less than 0.05%.

See notes to financial statements.

Schedules of Investments — IQ South Korea Small Cap ETF

April 30, 2011

	Shares	Value

Common Stocks — 97.5%

Consumer Discretionary — 19.5%
China Great Star International Ltd.	21,829	$33,610
Dongyang Mechatronics Corp.	10,479	175,522
Grand Korea Leisure Co., Ltd.	8,647	118,209
Handsome Co., Ltd.	8,494	178,337
Hanil E-Wha Co., Ltd.	11,837	145,249
Hotel Shilla Co., Ltd.	16,034	394,248
Hyundai Greenfood Co., Ltd.	30,980	364,249
Interpark Corp.*	18,265	75,930
LG Fashion Corp.	9,347	289,573
Lotte Midopa Co., Ltd.	6,378	93,142
Nexen Tire Corp.	16,178	268,715
Pyeong Hwa Automotive Co., Ltd.	4,444	85,011
Sejong Industrial Co., Ltd.	3,064	58,184
SL Corp.	6,988	183,560
S.M. Entertainment Co.*	4,904	88,548
Ssangyong Motor Co.*	17,030	157,007
Sungwoo Hitech Co., Ltd.	10,220	206,469
Tera Resource Co., Ltd.*	82,713	70,931
Woongjin Chemical Co., Ltd.*	132,246	168,447

Total Consumer Discretionary		3,154,941

Consumer Staples — 2.5%
CNK International Co., Ltd.*	21,170	157,444
Daesang Corp.	9,246	76,788
Harim Co., Ltd.*(a)	8,689	38,787
JW Shin-Yak Corp.	9,745	57,016
Korea Kolmar Co., Ltd.	11,159	79,971

Total Consumer Staples		410,006

Financials — 15.1%
Daishin Securities Co., Ltd.	20,450	275,745
Hanwha Securities Co., Ltd.	28,284	191,085
HMC Investment Securities Co., Ltd.*	7,920	174,785
Korean Reinsurance Co.	41,948	481,464
LIG Insurance Co., Ltd.	20,703	510,982
Meritz Finance Holdings Co., Ltd.*(a)	10,229	49,782
Meritz Fire & Marine Insurance Co., Ltd.	30,579	350,974
NH Investment & Securities Co., Ltd.	12,775	102,520
Tong Yang Securities, Inc.	40,807	299,298

Total Financials		2,436,635

Health Care — 3.8%
Bukwang Pharmaceutical Co., Ltd.	7,945	92,672
Chabio & Diostech Co., Ltd.*	29,182	264,412
Hanall Biopharma Co., Ltd.*	12,664	106,474
Osstem Implant Co., Ltd.*	4,968	56,557
RNL Bio Co., Ltd.*	33,590	100,145

Total Health Care		620,260

Industrials — 15.8%
Dong Yang Gang Chul Co., Ltd.	17,208	68,405
Dongkuk Structures & Construction
Co., Ltd.	10,662	55,019
Doosan Engineering & Construction
Co., Ltd.	26,008	124,258
Harim Holdings Co., Ltd.*	11,501	42,284
Hyunjin Materials Co., Ltd.*	5,353	86,415
Korea Line Corp.*	5,554	31,355
S&T Dynamics Co., Ltd.	10,639	164,799
SDN Co., Ltd.	6,903	59,777
STX Corp.	14,882	370,783
STX Engine Co., Ltd.	9,826	265,902
STX Metal Co., Ltd.	4,249	44,011
STX Offshore & Shipbuilding Co., Ltd.	23,290	686,758
Sung Kwang Bend Co., Ltd.	7,575	124,760
Taihan Electric Wire Co., Ltd.*	42,776	206,366
TK Corp.*	7,624	171,809
Wooree ETI Co., Ltd.	12,731	57,023

Total Industrials		2,559,724

Information Technology — 26.2%
Ace Digitech Co., Ltd.*	7,346	108,992
Aminologics Co., Ltd.*	16,761	73,744
AUK Corp.	18,630	78,230
Daeduck Electronics Co., Ltd.	18,696	199,757
Daou Technology, Inc.	13,014	111,238
Digitech Systems Co., Ltd.*	5,001	70,700
DMS Co., Ltd.*	7,169	52,246
Duksan Hi-Metal Co., Ltd.*	8,340	177,049
DuzonBIzon Co., Ltd.*	7,219	71,405
GameHi Co., Ltd.*	36,629	85,279
Gemvax & Kael Co., Ltd.*	10,511	253,543
Hanmi Semiconductor Co., Ltd.	4,692	39,580
Iljin Display Co., Ltd.*	6,503	63,109
Jusung Engineering Co., Ltd.*	10,891	174,293
KC Tech Co., Ltd.	8,785	67,959
KH Vatec Co., Ltd.	5,592	94,709
Lumens Co., Ltd.*	13,251	111,656
Melfas, Inc.	5,978	245,167
Neowiz Games Corp.*	6,807	317,277
NEPES Corp.	8,059	128,219
Osung LST Co., Ltd.*	6,498	180,087
Partron Co., Ltd.	6,878	116,810
POSCO ICT Co., Ltd.*	17,551	127,254
Sam Young Electronics Co., Ltd.	4,848	54,060
SBS Contents Hub Co., Ltd.	3,501	40,510
SFA Engineering Corp.	7,537	431,128
Shinsung Solar Energy Co., Ltd.	14,351	128,826
Simm Tech Co., Ltd.	9,666	140,708
SK Communications Co., Ltd.*	7,114	76,341
SNU Precision Co., Ltd.	6,987	106,274
WONIK IPS Co., Ltd.*	21,167	171,643
Woongjin Energy Co., Ltd.*	8,835	134,794

Total Information Technology		4,232,587

Materials — 14.6%
Capro Corp.	11,027	332,359
Dongbu HiTek Co., Ltd.*	13,412	190,858
Dongbu Steel Co., Ltd.	13,660	119,819
Dongjin Semichem Co., Ltd.	13,748	84,285
Dongkuk Industries Co., Ltd.	15,145	58,226
Foosung Co., Ltd.*	24,448	188,895
Hansol Paper Co., Ltd.	20,350	156,473
MNTECH Co., Ltd.	8,539	71,792

See notes to financial statements.

Schedules of Investments — IQ South Korea Small Cap ETF (continued)

April 30, 2011

	Shares	Value

Common Stocks (continued)

Materials (continued)
Namhae Chemical Corp.	10,188	$134,046
Poongsan Corp.	8,848	336,037
Shinwha Intertek Corp.*	6,786	40,147
SKC Co., Ltd.	9,712	557,354
Songwon Industrial Co., Ltd.	6,740	94,340

Total Materials		2,364,631

Total Common Stocks — 97.5%
(Cost $14,034,179)		15,778,784

Short-Term Investment — 0.7%
Money Market Fund — 0.7%
Invesco Treasury Portfolio Cash
Management, 0.02%(b)
(Cost $108,452)	108,452	108,452

Total Investments — 98.2%
(Cost $14,142,631)		$15,887,236
Other Assets in Excess of
Liabilities — 1.8%		289,224

Net Assets — 100.0%		$16,176,460

*	Non-income producing securities.

(a)	Fair valued security.

(b)	Rate shown represents annualized 7-day yield as of April 30, 2011.

See notes to financial statements.

Schedules of Investments — IQ Taiwan Small Cap ETF

April 30, 2011

	Shares	Value

Common Stocks — 98.6%
Consumer Discretionary — 11.1%
Altek Corp.	45,585	$63,192
Ambassador Hotel	37,000	61,239
Asia Optical Co., Inc.*	25,000	48,187
Aurora Corp.	13,000	24,104
Lealea Enterprise Co., Ltd.	74,780	43,476
Makalot Industrial Co., Ltd.	15,000	36,821
Mercuries & Associates Ltd.	39,054	31,774
Merida Industry Co., Ltd.	21,261	40,534
Nien Hsing Textile Co., Ltd.	36,113	30,264
Sanyang Industry Co., Ltd.*	86,000	49,549
Shinkong Textile Co., Ltd.	25,455	35,376
Test-Rite International Co, Ltd.	47,000	37,582

Total Consumer Discretionary		502,098

Consumer Staples — 4.5%
Great Wall Enterprise Co., Ltd.	49,550	61,508
Hey Song Corp.	52,000	47,573
Lien Hwa Industrial Corp.	64,000	49,053
Taiwan Tea Corp.	71,000	44,625

Total Consumer Staples		202,759

Financials — 3.2%
Hung Poo Real Estate Development
Corp.	22,256	26,656
Hung Sheng Construction Co., Ltd.	57,000	33,636
Kindom Construction Co., Ltd.	38,000	29,988
King’s Town Construction Co., Ltd.	13,766	14,252
Kuoyang Construction Co., Ltd.*	51,474	40,710

Total Financials		145,242

Industrials — 14.3%
AcBel Polytech, Inc.	40,000	30,518
BES Engineering Corp.	153,025	52,365
Continental Holdings Corp.*	56,000	25,714
Eastern Media International*	165,000	39,927
First Steamship Co., Ltd.	29,000	70,377
King Slide Works Co., Ltd.	6,541	33,803
Phihong Technology Co., Ltd.	25,383	49,102
Powercom Co., Ltd.*	17,049	32,981
Shih Wei Navigation Co., Ltd.	31,000	42,108
Shin Zu Shing Co., Ltd.	11,050	26,855
Silitech Technology Corp.	13,526	34,147
T JOIN Transportation Co., Ltd.	56,000	67,070
United Integrated Services Co., Ltd.	24,000	36,580
Wisdom Marine Lines Co., Ltd.	19,154	28,793
Yungtay Engineering Co., Ltd.	40,000	74,585

Total Industrials		644,925

Information Technology — 49.4%
Accton Technology Corp.	52,670	34,760
Ali Corp.	27,000	37,617
Alpha Networks, Inc.	34,000	27,128
Career Technology MFG. Co., Ltd.	37,000	78,164
Compal Communications, Inc.	38,000	32,376
Compeq Manufacturing Co. Ltd.*	117,723	68,237
CyberLink Corp.	11,062	31,558
CyberTAN Technology, Inc.	38,000	38,480
Darfon Electronics Corp.	30,800	39,255
D-Link Corp.	76,000	72,448
Edison Opto Corp.	9,494	42,599
Elite Semiconductor Memory
Technology, Inc.	28,000	43,019
Elitegroup Computer Systems Co., Ltd.	86,980	30,220
Forhouse Corp.	49,000	45,854
Formosa Epitaxy, Inc.	46,076	52,610
Gemtek Technology Corp.	33,424	42,949
Getac Technology Corp.	44,000	22,355
Gigabyte Technology Co., Ltd.	58,000	60,251
Gigastorage Corp.	29,015	47,061
Global Mixed-Mode Technology, Inc.	8,000	32,823
Greatek Electronics, Inc.	63,839	58,626
Holy Stone Enterprise Co., Ltd.	31,746	39,463
Infortrend Technology, Inc.	29,467	38,122
ITE Technology, Inc.	23,525	34,706
ITEQ Corp.	29,605	48,741
Jentech Precision Industrial	5,386	23,320
Jess-Link Products Co., Ltd.	14,900	30,644
King Yuan Electronics Co., Ltd.*	141,360	79,470
Kinpo Electronics, Inc.*	171,000	55,829
Lotes Co., Ltd.	4,919	21,384
Min Aik Technology Co., Ltd.	17,000	48,082
Nuvoton Technology Corp.	9,469	14,879
Opto Tech Corp.	56,000	38,424
Pan Jit International, Inc.*	37,048	47,606
Ralink Technology Corp.	14,200	45,319
San Chih Semiconductor Co.	4,190	16,459
Senao International Co., Ltd.	14,000	45,952
Silicon Integrated Systems Corp.	69,356	39,112
Solartech Energy Corp.	22,460	56,310
Sonix Technology Co., Ltd.	16,000	32,180
Sunplus Technology Co., Ltd.*	55,000	36,009
Systex Corp.	31,124	45,808
Taiflex Scientific Co., Ltd.	17,317	37,974
Taiwan Surface Mounting
Technology Corp.	25,555	65,319
Tong Hsing Electronic Industries Ltd.	11,510	49,033
TXC Corp.	33,439	65,504
Unity Opto Technology Co., Ltd.	38,402	64,029
Visual Photonics Epitaxy Co., Ltd.	17,000	44,046
Wah Lee Industrial Corp.	19,000	38,148
Walsin Technology Corp.*	64,000	39,108
WT Microelectronics Co., Ltd.	25,037	43,974

Total Information Technology		2,223,344

Materials — 16.1%
Asia Polymer Corp.	24,540	43,958
Cheng Loong Corp.	100,000	49,409
China Metal Products Co., Ltd.	28,621	30,082
China Synthetic Rubber Corp.	65,000	69,565
Everlight Chemical Industrial Corp.	34,000	33,836
Formosan Rubber Group, Inc.	49,467	50,264
Grand Pacific Petrochemical Corp.	109,000	74,409
Shinkong Synthetic Fibers Corp.	190,000	87,906
Ta Chen Stainless Pipe Co., Ltd.	63,263	45,064
Taiwan Hon Chuan Enterprise Co., Ltd.	28,320	82,769
Universal Cement Corp.	45,765	30,203
UPC Technology Corp.	79,471	67,293
Yieh Phui Enterprise Co., Ltd.	149,800	58,584

Total Materials		723,342

Total Common Stocks — 98.6%
(Cost $4,066,239)		$4,441,710

Short-Term Investment — 0.3%
Money Market Fund — 0.3%
Invesco Treasury Portfolio Cash
Management, 0.02%(a)
(Cost $11,079)	11,079	11,079

Total Investments — 98.9%
(Cost $4,077,318)		$4,452,789
Other Assets in Excess of
Liabilities — 1.1%		51,016

Net Assets — 100.0%		$4,503,805

*	Non-income producing securities.

(a)	Rate shown represents annualized 7-day yield as of April 30, 2011.

See notes to financial statements.

Schedules of Investments — IQ Global Agribusiness Small Cap ETF

April 30, 2011

	Shares	Value

Common Stocks — 99.4%

Australia — 5.7%
Elders Ltd.*	444,662	$248,174
GrainCorp Ltd.	214,288	1,833,838
Nufarm Ltd.*	193,315	1,021,808

Total Australia		3,103,820

Brazil — 3.9%
Cosan Ltd. Class A	172,569	2,148,484

Canada — 9.2%
Hanfeng Evergreen, Inc.*	40,359	219,053
Viterra, Inc.	401,653	4,812,978

Total Canada		5,032,031

China — 14.6%
AgFeed Industries, Inc.*	39,959	64,334
China Agri-Industries Holdings Ltd.	1,720,000	1,961,893
China Bluechemical Ltd., Class H	1,920,000	1,562,181
China Corn Oil Co., Ltd.	275,903	185,413
China Foods Ltd.	800,000	559,246
China Green Agriculture, Inc.*	18,484	130,127
China Modern Dairy Holdings Ltd.*	3,618,565	1,127,366
China Starch Holdings Ltd.	1,839,497	132,617
China XLX Fertiliser Ltd.	402,361	141,555
First Tractor Co., Ltd., Class H	400,000	551,007
Shenguan Holdings Group, Ltd.	640,000	850,301
Xiwang Sugar Holdings Co., Ltd.	510,943	150,633
Zhongpin, Inc.*	33,538	560,085

Total China		7,976,758

Hong Kong — 4.5%
Chaoda Modern Agriculture
Holdings Ltd.	2,879,800	1,790,699
Global Bio-chem Technology
Group Co., Ltd.*	2,080,000	506,102
PNG Resources Holdings Ltd.*	4,160,000	141,923

Total Hong Kong		2,438,724

Indonesia — 4.0%
PT Charoen Pokphand Indonesia Tbk	7,902,196	1,780,855
PT Japfa Comfeed Indonesia Tbk	928,488	395,724

Total Indonesia		2,176,579

Ireland — 1.7%
Glanbia PLC	144,176	931,533

Japan — 15.7%
House Foods Corp.	80,000	1,305,398
Iseki & Co., Ltd.*	200,000	451,072
Itoham Foods, Inc.	160,000	631,008
J-Oil Mills, Inc.	80,000	223,811
Kumiai Chemical Industry Co., Ltd.	48,566	133,476
Marudai Food Co., Ltd.	120,000	378,605
Mitsui Sugar Co., Ltd.	80,000	397,338
Morinaga Milk Industry Co., Ltd.	200,000	803,549
Nihon Nohyaku Co., Ltd.	40,000	177,964
Nippon Flour Mills Co., Ltd.	160,000	786,788
Nippon Meat Packers, Inc.	200,000	2,755,731
Nisshin Oillio Group, Ltd.	120,000	559,034

Total Japan		8,603,774

Netherlands — 5.4%
Nutreco NV	37,959	2,959,405

Singapore — 2.1%
First Resources Ltd.	309,964	349,970
Indofood Agri Resources Ltd.*	480,000	816,854

Total Singapore		1,166,824

Spain — 5.2%
Ebro Foods SA	100,815	2,492,570
SOS Corp. Alimentaria SA*	377,882	358,801

Total Spain		2,851,371

Thailand — 1.2%
Khon Kaen Sugar Industry PCL	669,206	304,898
Thai Vegetable Oil Public
Company Ltd.	404,890	379,796

Total Thailand		684,694

United Kingdom — 1.5%
Devro PLC	176,809	844,029

United States — 24.7%
Andersons, Inc.	20,004	993,199
Lindsay Corp.	13,524	991,580
Smithfield Foods, Inc.*	179,371	4,225,981
Toro Co.	33,551	2,278,448
Tractor Supply Co.	78,674	4,867,560
Yongye International, Inc.*	39,999	209,595

Total United States		13,566,363

Total Common Stocks — 99.4%
(Cost $53,042,728)		54,484,389

Short-Term Investment — 0.8%
Money Market Fund — 0.8%
Invesco Treasury Portfolio
Cash Management, 0.02%(a)
(Cost $447,092)	447,092	447,092

Total Investments — 100.2%
(Cost $53,489,820)		$54,931,481
Liabilities in Excess of Other
Assets — (0.2)%		(92,244)

Net Assets — 100.0%		$54,839,237

Industry	Value	% of Net Assets

Crop Production and Farming	$14,831,833	27.1%
Agricultural Machinery	12,735,426	23.2
Agricultural Supplies and Logistics	11,078,220	20.2
Livestock Operations	10,735,334	19.6
Biofuels	5,103,576	9.3

Total Common Stocks	$54,484,389	99.4%
Money Market Fund	447,092	0.8
Liabilities in Excess of Other Assets	(92,244)	(0.2)

Total Net Assets	$54,839,237	100.0%

*	Non-income producing securities.

(a)	Rate shown represents annualized 7-day yield as of April 30, 2011.

See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2011

	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Real Return ETF	IQ Global Resources ETF	IQ Merger Arbitrage ETF

Assets
Investments, at cost:	$123,978,628	$25,864,468	$12,693,667	$73,960,584	$21,970,760

Investments, at value	$127,223,394	$27,395,391	$12,820,481	$78,134,756	$22,490,273
Cash	—	—	—	76,028	—
Foreign cash*	—	—	—	17,198	13,860
Cash deposited at broker for
swap collateral	4,510,121	859,815	—	—	—
Cash deposited at broker for
futures collateral	67,500	74,500	—	1,126,371	416,500
Receivable for capital shares
transactions	—	—	—	4,973,195	—
Due from broker	80,092	—	—	—	23,470
Dividend and interest receivable	171	9	—	72,720	6,021

Total assets	131,881,278	28,329,715	12,820,481	84,400,268	22,950,124

Liabilities
Payable for investments purchased	—	—	—	4,460,152	—
Due to broker	720,384	—	—	—	—
Advisory fees payable	78,980	17,242	5,362	45,394	14,094
Variation margin payable	5,062	10,238	—	41,015	15,205
Compliance fees payable	115	24	12	58	19
Accrued expenses and other
liabilities	50	50	50	50	50

Total Liabilities	804,591	27,554	5,424	4,546,669	29,368

Net Assets	$131,076,687	$28,302,161	$12,815,057	$79,853,599	$22,920,756

Composition of Net Assets
Paid-in capital	$136,303,927	$27,781,996	$12,654,409	$75,623,025	$24,101,681
Undistributed (accumulated) net
investment income (loss)	729,719	48,478	3,712	189,362	(50,878)
Undistributed (accumulated) net
realized gain (loss) on investments,
swap transactions, futures contracts
and foreign currency translations	(9,027,682)	(990,839)	30,123	697,996	(1,341,556)
Net unrealized appreciation on
investments, swap transactions,
futures contracts and foreign
currency translations	3,070,723	1,462,526	126,813	3,343,216	211,509

Net Assets	$131,076,687	$28,302,161	$12,815,057	$79,853,599	$22,920,756

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value,
unlimited shares authorized)	4,704,000	1,000,000	500,000	2,400,000	900,000
Net Asset Value	$27.86	$28.30	$25.63	$33.27	$25.47

*Cost of foreign cash as follows:	$—	$—	$—	$17,354	$12,874

See notes to financial statements.

Statements of Assets and Liabilities (continued)

April 30, 2011

	IQ Australia Small Cap ETF	IQ Canada Small Cap ETF	IQ South Korea Small Cap ETF	IQ Taiwan Small Cap ETF	IQ Global Agribusiness Small Cap ETF

Assets
Investments, at cost:	$40,409,544	$113,790,119	$14,142,631	$4,077,318	$53,489,820

Investments, at value	$43,089,432	$120,433,601	$15,887,236	$4,452,789	$54,931,481
Cash	39,842	—	—	—	16,189
Foreign cash*	55,380	104,301	271,247	62,098	—
Receivable for investments sold	571,160	—	—	2,996,242	1,876
Receivable for capital shares
transactions	—	—	—	—	1,365,557
Dividend and interest receivable	159,349	64,329	27,221	—	69,591

Total assets	43,915,163	120,602,231	16,185,704	7,511,129	56,384,694

Liabilities
Payable for capital shares
repurchased	—	—	—	3,002,440	—
Payable for investments purchased	567,867	—	—	—	1,520,150
Advisory fees payable	24,461	68,145	9,184	4,828	25,246
Due to custodian	—	39,893	—	—	—
Compliance fees payable	34	101	10	6	11
Accrued expenses and other
liabilities	50	1,756	50	50	50

Total Liabilities	592,412	109,895	9,244	3,007,324	1,545,457

Net Assets	$43,322,751	$120,492,336	$16,176,460	$4,503,805	$54,839,237

Composition of Net Assets
Paid-in capital	$39,566,257	$116,904,097	$14,414,215	$4,037,100	$53,326,443
Undistributed (accumulated) net
investment income (loss)	470,327	(94,035)	3,214	(36,463)	70,695
Undistributed (accumulated) net
realized gain (loss) on investments,
swap transactions, futures contracts
and foreign currency translations	596,884	(2,961,742)	12,269	124,986	—
Net unrealized appreciation on
investments, swap transactions,
futures contracts and foreign
currency translations	2,689,283	6,644,016	1,746,762	378,182	1,442,099

Net Assets	$43,322,751	$120,492,336	$16,176,460	$4,503,805	$54,839,237

NET ASSET VALUE PER SHARE
Shares Outstanding (no par value,
unlimited shares authorized)	1,400,000	3,400,000	500,000	150,000	2,000,000
Net Asset Value	$30.94	$35.44	$32.35	$30.03	$27.42

*Cost of foreign cash as follows:	$54,722	$104,304	$269,083	$59,387	$—

See notes to financial statements.

Statements of Operations

April 30, 2011

	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Real Return ETF	IQ Global Resources ETF	IQ Merger Arbitrage ETF

Investment Income
Dividend income*	$3,370,083	$446,367	$18,958	$603,130	$208,538

Expenses
Advisory fees	842,608	153,535	54,995	266,040	196,458
Trustee fees	3,996	725	310	963	867
Compliance fees	2,233	456	204	516	444
Miscellaneous	15,544	2,196	91	521	158

Total expenses	864,381	156,912	55,600	268,040	197,927

Net investment income (loss)	2,505,702	289,455	(36,642)	335,090	10,611

Realized and Unrealized Gain (Loss)
on Investments, Swap Transactions,
Futures Contracts and Foreign
Currency Translations
Net realized gain (loss) from:
Investment securities	(1,977,458)	(130,467)	50,923	1,642,090	(744,386)
In-Kind redemptions	9,972,006	1,269,471	163,281	4,834,057	688,427
Distributions by other investment
companies	101,894	5,252	—	—	—
Swap transactions	(2,470,570)	(753,315)	(12,090)	—	—
Futures contracts	(2,357,759)	(7,477)	—	(884,818)	(519,978)
Foreign currency translations	—	—	—	2,606	(110,154)

Net realized gain (loss)	3,268,113	383,464	202,114	5,593,935	(686,091)

Net change in net unrealized
appreciation/depreciation on:
Investment securities	(1,545,819)	961,711	135,743	3,691,473	261,585
Swap transactions	484,566	49,574	—	—	—
Futures contracts	(174,043)	(68,397)	—	(828,448)	(380,030)
Foreign currency translations	—	—	—	1,165	746

Net change in net unrealized
appreciation/depreciation	(1,235,296)	942,888	135,743	2,864,190	(117,699)

Net gain (loss) and unrealized
appreciation/depreciation	2,032,817	1,326,352	337,857	8,458,125	(803,790)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$4,538,519	$1,615,807	$301,215	$8,793,215	$(793,179)

*Net of foreign taxes withheld of:	$—	$—	$—	$36,792	$165

See notes to financial statements.

Statements of Operations (continued)

April 30, 2011

	IQ Australia Small Cap ETF	IQ Canada Small Cap ETF	IQ South Korea Small Cap ETF	IQ Taiwan Small Cap ETF**	IQ Global Agribusiness Small Cap ETF**
Investment Income
Dividend income*	$854,186	$467,504	$70,873	$66,592	$100,204

Expenses
Advisory fees	133,569	284,248	50,571	28,165	27,723
Trustee fees	459	621	232	119	—
Compliance fees	284	534	96	56	21
Miscellaneous	212	91	78	60	50

Total expenses	134,524	285,494	50,977	28,400	27,794

Net investment income	719,662	182,010	19,896	38,192	72,410

Realized and Unrealized Gain (Loss) on
Investments, Swap Transactions,
Futures Contracts and Foreign
Currency Translations
Net realized gain (loss) from:
Investment securities	789,919	(2,839,129)	50,497	201,183	—
In-Kind redemptions	427,417	4,303,935	—	—	—
Foreign currency translations	(36,670)	31,906	(10,509)	(24,317)	(1,715)

Net realized gain (loss)	1,180,666	1,496,712	39,988	176,866	(1,715)

Net change in net unrealized
appreciation/depreciation on:
Investment securities	2,662,006	6,519,782	1,659,573	375,471	1,441,661
Foreign currency translations	9,264	561	2,155	2,711	438

Net change in net unrealized
appreciation/depreciation	2,671,270	6,520,343	1,661,728	378,182	1,442,099

Net gain (loss) and unrealized
appreciation	3,851,936	8,017,055	1,701,716	555,048	1,440,384

Net Increase (Decrease) in Net Assets
Resulting from Operations	$4,571,598	$8,199,065	$1,721,612	$593,240	$1,512,794

Net of foreign taxes withheld of:	$11,894	$79,504	$13,707	$20,022	$10,420

**	Commencement of operations for the IQ Taiwan Small Cap ETF and IQ Global Agribusiness Small Cap ETF was May 18, 2010 and March 21, 2011, respectively.

See notes to financial statements.

Statements of Changes in Net Assets

	IQ Hedge Multi-Strategy Tracker ETF		IQ Hedge Macro Tracker ETF		IQ Real Return ETF
	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Year Ended April 30, 2011	For the Period June 8, 2009* to April 30, 2010	For the Year Ended April 30, 2011	For the Period October 26, 2009* to April 30, 2010
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)	$2,505,702	$1,141,698	$289,455	$64,769	$(36,642)	$(6,970)
Net realized gain (loss)	3,268,113	(2,355,706)	383,464	(223,459)	202,114	(22,114)
Net change in net unrealized
appreciation/depreciation	(1,235,296)	4,176,583	942,888	519,638	135,743	(8,930)

Net increase (decrease) in net assets
resulting from operations	4,538,519	2,962,575	1,615,807	360,948	301,215	(38,014)

Dividends and Distributions to
Shareholders from:
Net investment income	(1,865,556)	(646,883)	(133,209)	(61,910)	(1,985)	—
Net realized gains	—	—	—	—	—	—

Total dividends and distributions to
shareholders	(1,865,556)	(646,883)	(133,209)	(61,910)	(1,985)	—

Capital Share Transactions
Proceeds from shares created	166,884,050	82,803,467	38,032,383	10,315,381	12,661,434	13,781,645
Cost of shares redeemed	(131,119,714)	(4,015,606)	(21,827,239)	—	(13,889,238)	—

Net increase (decrease) from capital
share transactions	35,764,336	78,787,861	16,205,144	10,315,381	(1,227,804)	13,781,645

Total increase (decrease) in
net assets	38,437,299	81,103,553	17,687,742	10,614,419	(928,574)	13,743,631

Net Assets
Beginning of period	92,639,388	11,535,835	10,614,419	—	13,743,631	—

End of period	$131,076,687	$92,639,388	$28,302,161	$10,614,419	$12,815,057	$13,743,631

Including undistributed net investment
income (net of accumulated net
investment loss) as follows:	$729,719	$412,162	$48,478	$956	$3,712	$140

Changes in Shares Outstanding
Shares outstanding, beginning
of period	3,404,000	454,000	400,000	—	550,000	—
Shares created	6,100,000	3,100,000	1,400,000	400,000	500,000	550,000
Shares redeemed	(4,800,000)	(150,000)	(800,000)	—	(550,000)	—

Shares outstanding, end of period	4,704,000	3,404,000	1,000,000	400,000	500,000	550,000

*	Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Global Resources ETF		IQ Merger Arbitrage ETF		IQ Australia Small Cap ETF
	For the Year Ended April 30, 2011	For the Period October 26, 2009* to April 30, 2010	For the Year Ended April 30, 2011	For the Period November 16, 2009* to April 30, 2010	For the Year Ended April 30, 2011	For the Period March 22, 2010* to April 30, 2010
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)	$335,090	$31,369	$10,611	$11,030	$719,662	$8,575
Net realized gain (loss)	5,593,935	178,709	(686,091)	205,068	1,180,666	124
Net change in net unrealized
appreciation/depreciation	2,864,190	479,026	(117,699)	329,208	2,671,270	18,013

Net increase in net assets resulting
from operations	8,793,215	689,104	(793,179)	545,306	4,571,598	26,712

Dividends and Distributions to
Shareholders from:
Net investment income	(167,873)	(10,753)	(10,811)	(241)	(401,850)	—
Net realized gains	(246,632)	—	(301,245)	—	(36,342)	—

Total dividends and distributions
to shareholders	(414,505)	(10,753)	(312,056)	(241)	(438,192)	—

Capital Share Transactions
Proceeds from shares created	127,436,513	7,570,677	17,793,474	31,057,239	34,516,704	8,946,114
Cost of shares redeemed	(64,210,652)	—	(25,369,787)	—	(4,300,185)	—

Net increase (decrease) from capital
share transactions	63,225,861	7,570,677	(7,576,313)	31,057,239	30,216,519	8,946,114

Total increase in net assets	71,604,571	8,249,028	(8,681,548)	31,602,304	34,349,925	8,972,826

Net Assets
Beginning of period	8,249,028	—	31,602,304	—	8,972,826	—

End of period	$79,853,599	$8,249,028	$22,920,756	$31,602,304	$43,322,751	$8,972,826

Including undistributed net investment
income (net of accumulated net
investment loss) as follows:	$189,362	$19,539	$(50,878)	$(3,603)	$470,327	$8,699

Changes in Shares Outstanding
Shares outstanding, beginning
of period	300,000	—	1,200,000	—	350,000	—
Shares created	4,250,000	300,000	700,000	1,200,000	1,200,000	350,000
Shares redeemed	(2,150,000)	—	(1,000,000)	—	(150,000)	—

Shares outstanding, end of period	2,400,000	300,000	900,000	1,200,000	1,400,000	350,000

*	Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Canada Small Cap ETF		IQ South Korea Small Cap ETF		IQ Taiwan Small Cap ETF	IQ Global Agribusiness Small Cap ETF
	For the Year Ended April 30, 2011	For the Period March 22, 2010* to April 30, 2010	For the Year Ended April 30, 2011	For the Period April 13, 2010* to April 30, 2010	For the Period May 18, 2010* to April 30, 2011	For the Period March 21, 2011* to April 30, 2011
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)	$182,010	$(1,346)	$19,896	$(941)	$38,192	$72,410
Net realized gain (loss)	1,496,712	(20)	39,988	(34,020)	176,866	(1,715)
Net change in net unrealized
appreciation/depreciation	6,520,343	123,673	1,661,728	85,034	378,182	1,442,099

Net increase in net assets resulting
from operations	8,199,065	122,307	1,721,612	50,073	593,240	1,512,794

Dividends and Distributions to
Shareholders from:
Net investment income	(468,240)	—	(4,475)	—	(54,155)	—
Net realized gains	—	—	(4,965)	—	—	—

Total dividends and distributions
to shareholders	(468,240)	—	(9,440)	—	(54,155)	—

Capital Share Transactions
Proceeds from shares created	126,075,670	8,984,430	11,914,215	2,500,000	6,967,160	53,326,443
Cost of shares redeemed	(22,420,896)	—	—	—	(3,002,440)	—

Net increase from capital
share transactions	103,654,774	8,984,430	11,914,215	2,500,000	3,964,720	53,326,443

Total increase in net assets	111,385,599	9,106,737	13,626,387	2,550,073	4,503,805	54,839,237

Net Assets
Beginning of period	9,106,737	—	2,550,073	—	—	—

End of period	$120,492,336	$9,106,737	$16,176,460	$2,550,073	$4,503,805	$54,839,237

Including undistributed net investment
income (net of accumulated net
investment loss) as follows:	$(94,035)	$(1,366)	$3,214	$(34,767)	$(36,463)	$70,695

Changes in Shares Outstanding
Shares outstanding, beginning
of period	350,000	—	100,000	—	—	—
Shares created	3,750,000	350,000	400,000	100,000	250,000	2,000,000
Shares redeemed	(700,000)	—	—	—	(100,000)	—

Shares outstanding, end of period	3,400,000	350,000	500,000	100,000	150,000	2,000,000

*	Commencement of operations.

See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding

	IQ Hedge Multi-Strategy Tracker ETF			IQ Hedge Macro Tracker ETF		IQ Real Return ETF
	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period March 24, 2009[1] to April 30, 2009	For the Year Ended April 30, 2011	For the Period June 8, 2009[1] to April 30, 2010	For the Year Ended April 30, 2011	For the Period October 26, 2009[1] to April 30, 2010
Net asset value, beginning
of period	$27.21	$25.41	$25.00	$26.54	$25.00	$24.99	$25.00

Income from Investment
Operations
Net investment income (loss)[2]	0.61	0.52	0.02	0.38	0.26	(0.08)	(0.02)
Net realized and unrealized
gain (loss) on investments	0.45	1.51	0.39	1.53	1.53	0.72	0.01

Distributions of net realized
gains by other investment
companies	0.00 [3]	—	—	0.00 [3]	—	—	—

Net increase (decrease) in
net assets resulting from
investment operations	1.06	2.03	0.41	1.91	1.79	0.64	(0.01)

Distributions from:
Net investment income	(0.41)	(0.23)	—	(0.15)	(0.25)	(0.00)[4]	—
Net realized gains	—	—	—	—	—	—	—

Total distributions from net
investment income and
realized gains	(0.41)	(0.23)	—	(0.15)	(0.25)	(0.00)[4]	—

Net asset value, end
of period	$27.86	$27.21	$25.41	$28.30	$26.54	$25.63	$24.99

Total Return
Total investment return based
on net asset value[5]	3.95%	8.00%	1.64%	7.21%	7.16%	2.58%	(0.04)%

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$131,077	$92,639	$11,536	$28,302	$10,614	$12,815	$13,744
Ratio to average net assets of:
Expenses	0.77%	0.77%	0.13%[6]	0.77%	0.76%[7]	0.49%	0.50%[7]
Net investment income (loss)	2.23%	1.93%	0.08%[6]	1.41%	1.10%[7]	(0.32)%	(0.14)%[7]
Portfolio turnover rate[8]	145%	169%	0%[8]	54%	77%	52%	44%

See footnotes on page 55.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Global Resources ETF		IQ Merger Arbitrage ETF		IQ Australia Small Cap ETF
	For the Year Ended April 30, 2011	For the Period October 26, 2009[1] to April 30, 2010	For the Year Ended April 30, 2011	For the Period November 16, 2009[1] to April 30, 2010	For the Year Ended April 30, 2011	For the Period March 22, 2010[1] to April 30, 2010
Net asset value, beginning of period	$27.50	$25.00	$26.34	$25.00	$25.64	$25.00

Income from Investment Operations
Net investment income (loss)[2]	0.29	0.12	0.01	0.03
Net realized and unrealized gain
(loss) on investments	5.78	2.42	(0.55)	1.31	1.03	0.03
Distributions of net realized gains by
other investment companies	—	—	—	—	4.76	0.61

Net increase (decrease) in net assets
resulting from investment operations	6.07	2.54	(0.54)	1.34	5.79	0.64

Distributions from:
Net investment income	(0.12)	(0.04)	(0.01)	(0.00)[3]	(0.45)	—
Net realized gains	(0.18)	—	(0.32)	—	(0.04)	—

Net distributions from net investment
income and realized gains	(0.30)	(0.04)	(0.33)	(0.00)[4]	(0.49)	—

Net asset value, end of period	$33.27	$27.50	$25.47	$26.34	$30.94	$25.64

Total Return
Total investment return based on
net asset value[5]	22.17%	10.18%	(2.03)%	5.37%	22.71%	2.56%

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$79,854	$8,249	$22,921	$31,602	$43,323	$8,973
Ratio to average net assets of:
Expenses	0.76%	0.79%[7]	0.76%	0.77%[7]	0.69%	0.71%[7]
Net investment income (loss)	0.94%	0.93%[7]	0.04%	0.22%[7]	3.72%	1.09%[7]
Portfolio turnover rate[8]	117%	158%	365%	141%	49%	0%[9]

See footnotes on page 55.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	IQ Canada Small Cap ETF		IQ South Korea Small Cap ETF		IQ Taiwan Small Cap ETF	IQ Global Agribusiness Small Cap ETF
	For the Year Ended April 30, 2011	For the Period March 22, 2010[1] to April 30, 2010	For the Year Ended April 30, 2011	For the Period April 13, 2010[1] to April 30, 2010	For the Period May 18, 2010[1] to April 30, 2011	For the Period March 21, 2011[1] to April 30, 2011

Net asset value, beginning of period	$26.02	$25.00	$25.50	$25.00	$25.00	$25.40

Income from Investment Operations
Net investment income (loss)[2]	0.14	(0.01)	0.09	(0.01)	0.29	0.06
Net realized and unrealized gain
on investments	9.75	1.03	6.80	0.51	5.28	1.96

Net increase in net assets resulting
from investment operations	9.89	1.02	6.89	0.50	5.57	2.02

Distributions from:
Net investment income	(0.47)	—	(0.02)	—	(0.54)	—
Net realized gains	—	—	(0.02)	—	—	—

Total distributions from net investment
income and realized gains	(0.47)	—	(0.04)	—	(0.54)	—

Net asset value, end of period	$35.44	$26.02	$32.35	$25.50	$30.03	$27.42

Total Return
Total investment return based on
net asset value[5]	38.15%	4.08%	27.04%	2.00%	22.28%	7.95%

Ratios/Supplemental Data
Net assets, end of period
(000’s omitted)	$120,492	$9,107	$16,176	$2,550	$4,504	$54,839
Ratio to average net assets of:
Expenses	0.69%	0.71%[7]	0.80%	0.79%[7]	0.80%[7]	0.75%[7]
Net investment income (loss)	0.44%	(0.20)%[7]	0.31%	(0.79)%[7]	1.07%[7]	1.96%[7]
Portfolio turnover rate[8]	52%	0%	73%	1%	164%	0%

1	Commencement of operations.
2	Based on average shares outstanding.
3	Less than $0.005 per share.
4	Greater than $(0.005) per share.
5

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

6	Not annualized.
7	Annualized.
8

Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

9	Portfolio turnover rate for the period was greater than 0% yet less than 0.5%

See notes to financial statements.

Notes to Financial Statements

April 30, 2011

1. ORGANIZATION

IndexIQ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on July 1, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as a non-diversified, open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is currently comprised of ten active funds (collectively, the “Funds” and each individually, a “Fund”): IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Real Return ETF (formerly, IQ CPI Inflation Hedged ETF), IQ Global Resources ETF (formerly, IQ ARB Global Resources ETF), IQ Merger Arbitrage ETF (formerly, IQ ARB Merger Arbitrage ETF), IQ Australia Small Cap ETF, IQ Canada Small Cap ETF, IQ South Korea Small Cap ETF, IQ Taiwan Small Cap ETF, and IQ Global Agribusiness Small Cap ETF. The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices. The IQ Hedge Multi-Strategy Tracker ETF commenced operations on March 24, 2009; IQ Hedge Macro Tracker ETF commenced operations on June 8, 2009; IQ Real Return ETF and IQ Global Resources ETF commenced operations on October 26, 2009; IQ Merger Arbitrage ETF commenced operations on November 16, 2009; IQ Australia Small Cap ETF and IQ Canada Small Cap ETF commenced operations on March 22, 2010; IQ South Korea Small Cap ETF commenced operations on April 13, 2010; IQ Taiwan Small Cap ETF commenced operations on May 18, 2010 and IQ Global Agribusiness Small Cap ETF commenced operations on March 21, 2011.

The investment objective of the IQ Hedge Multi-Strategy Tracker ETF is to seek investment results that correspond, before fees and expenses, generally to the price and yield performance of the IQ Hedge Multi-Strategy Index, developed by Financial Development Holdco LLC (“IndexIQ”), the parent company of IndexIQ Advisors, LLC (the “Advisor”), the Funds’ investment advisor. The objective of the IQ Hedge Multi-Strategy Index is to track the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of hedge funds that employ various hedge fund investment styles, which may include but are not limited to global macro, long/short, event-driven, market neutral, emerging markets, fixed-income arbitrage and other strategies commonly used by hedge fund managers.

The investment objective of the IQ Hedge Macro Tracker ETF is to seek investment results that correspond, before fees and expenses, generally to the price and yield performance of the IQ Hedge Macro Index, developed by IndexIQ. The objective of the IQ Hedge Macro Index is to track the “beta” portion of the returns (i.e., that portion of the returns of hedge funds that are non-idiosyncratic, or unrelated to manager skill) of a combination of hedge funds pursuing a macro strategy and hedge funds pursuing an emerging markets strategy.

The investment objective of the IQ Real Return ETF is to seek investment results that correspond, before fees and expenses, generally to the price and yield performance of the IQ Real Return Index, developed by IndexIQ. The objective of the IQ Real Return Index (formerly, IQ CPI Inflation Hedged Index) is to provide investors with a hedge against the U.S. inflation rate by providing a “real return” or a return above the rate of inflation, as represented by the Consumer Price Index, a leading government measure of inflation in the U.S. economy.

The investment objective of the IQ Global Resources ETF is to seek investment results that correspond, before fees and expenses, generally to the price and yield performance of the IQ Global Resources Index, developed by IndexIQ. The objective of the IQ Global Resources Index (formerly, IQ ARB Global Resources Index) is to use momentum and valuation factors to identify global companies that operate in commodity-specific market segments and whose equity securities trade in developed markets, including the U.S.

The objective of the IQ Merger Arbitrage ETF is to seek investment results that correspond, before fees and expenses, generally to the price and yield performance of the IQ Merger Arbitrage Index, developed by IndexIQ. The objective of the IQ Merger Arbitrage Index (formerly, IQ ARB Merger Arbitrage Index) is to seek to identify investment opportunities in the acquisition and merger market segment globally.

The objective of the IQ Australia Small Cap ETF is to seek investment results that correspond, before fees and expenses, generally to the price and yield performance of the IQ Australia Small Cap Index, developed by IndexIQ. The objective of the IQ Australia Small Cap Index is to track the overall performance of the small capitalization sector of publicly traded companies domiciled and primarily listed on an exchange in Australia.

The objective of the IQ Canada Small Cap ETF is to seek investment results that correspond, before fees and expenses, generally to the price and yield performance of the IQ Canada Small Cap Index, developed by

Notes to Financial Statements (continued)

April 30, 2011

IndexIQ. The objective of the IQ Canada Small Cap Index is to track the overall performance of the small capitalization sector of publicly traded companies domiciled and primarily listed on an exchange in Canada.

The objective of the IQ South Korea Small Cap ETF is to seek investment results that correspond, before fees and expenses, generally to the price and yield performance of the IQ South Korea Small Cap Index, developed by IndexIQ. The objective of the IQ South Korea Small Cap Index is to track the overall performance of the small capitalization sector of publicly traded companies domiciled and primarily listed on an exchange in South Korea.

The objective of the IQ Taiwan Small Cap ETF is to seek investment results that correspond, before fees and expenses, generally to the performance of the IQ Taiwan Small Cap Index, developed by IndexIQ. The objective of the IQ Taiwan Small Cap Index is to track the overall performance of the small capitalization sector of publicly traded companies domiciled and primarily listed on an exchange in Taiwan.

The objective of the IQ Global Agribusiness Small Cap ETF is to seek investment results that correspond, before fees and expenses, generally to the price and yield performance of the IQ Global Agribusiness Small Cap Index, developed by IndexIQ. The objective of the IQ Global Agribusiness Small Cap Index is to track the overall performance of the global small capitalization sector of publicly traded companies engaged in the agribusiness sector.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

These financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investment Valuation

The Net Asset Value (“NAV”) of each Fund is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange Arca (“NYSE”) is open for trading. NAV per share is calculated by dividing a fund’s net assets by the number of fund shares outstanding. Securities and investment funds traded on any recognized national or foreign stock exchange are valued at the last quoted sale price, or if no sale price is available, at the bid price. Securities not listed on a national or foreign stock exchange may be valued on the basis of prices furnished by approved pricing services or at the closing bid price on the over-the-counter market.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at a fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Market prices may not represent fair value, for example, if a security is thinly traded or if an event occurs between the market quotation and the time the security is to be valued which is expected to affect the value of the security. The circumstances in which the Board may fair value a security include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Notes to Financial Statements (continued)

April 30, 2011

Fair Value Measurement

Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels as follows:

  Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

  Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

  Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Factors considered in determining Level 2 and Level 3 fair value measurements may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

There were no transfers between Level 1 and 2 securities during the year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of April 30, 2011 in valuing the Funds assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
IQ Hedge Multi-Strategy Tracker ETF
Investment Companies*	$112,107,760	$—	$—	$112,107,760
Other Financial Instruments**	(174,043)	—	—	(174,043)
Short-Term Investment	15,115,634	—	—	15,115,634

Total	$127,049,351	$—	$—	$127,049,351

IQ Hedge Macro Tracker ETF
Investment Companies*	$27,101,799	$—	$—	$27,101,799
Other Financial Instruments**	(68,397)	—	—	(68,397)
Short-Term Investment	293,592	—	—	293,592

Total	$27,326,994	$—	$—	$27,326,994

IQ Real Return ETF
Investment Companies*	$12,811,711	$—	$—	$12,811,711
Short-Term Investment	8,770	—	—	8,770

Total	$12,820,481	$—	$—	$12,820,481

Notes to Financial Statements (continued)

April 30, 2011

	Level 1	Level 2	Level 3	Total
IQ Global Resources ETF
Common Stocks†	$72,620,555	$—	$—	$72,620,555
Other Financial Instruments**	(832,048)	—	—	(832,048)
Short-Term Investment	5,514,201	—	—	5,514,201

Total	$77,302,708	$—	$—	$77,302,708

IQ Merger Arbitrage ETF
Common Stocks *	$18,418,309	$—	$—	$18,418,309
Other Financial Instruments**	(309,005)	—	—	(309,005)
Short-Term Investment	4,071,964	—	—	4,071,964

Total	$22,181,268	$—	$—	$22,181,268

IQ Australia Small Cap ETF
Common Stocks*	$42,664,047	$—	$—	$42,664,047
Rights*	—	23,471	—	23,471
Short-Term Investment	401,914	—	—	401,914

Total	$43,065,961	$23,471	$—	$43,089,432

IQ Canada Small Cap ETF
Common Stocks*	$119,621,883	$—	$—	$119,621,883
Short-Term Investment	811,718	—	—	811,718

Total	$120,433,601	$—	$—	$120,433,601

IQ South Korea Small Cap ETF
Common Stocks*	$15,690,215	$88,569	$—	$15,778,784
Short-Term Investment	108,452	—	—	108,452

Total	$15,798,667	$88,569	$—	$15,887,236

IQ Taiwan Small Cap ETF
Common Stocks*	$4,441,710	$—	$—	$4,441,710
Short-Term Investment	11,079	—	—	11,079

Total	$4,452,789	$—	$—	$4,452,789

IQ Global Agribusiness Small Cap ETF
Common Stocks†	$54,484,389	$—	$—	$54,484,389
Short-Term Investment	447,092	—	—	447,092

Total	$54,931,481	$—	$—	$54,931,481

*	Please refer to the Schedule of Investments to view securities segregated by industry type.

**	Derivative instruments, including swap transactions and futures contracts, are valued at the net unrealized appreciation (depreciation) on the instrument.

†	Please refer to the Schedule of Investments to view securities segregated by country.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”), by distributing substantially all of its net investment income and net realized gains to shareholders. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends’ paid deduction. Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent

Notes to Financial Statements (continued)

April 30, 2011

these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal Tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as an expense in the current year. The Funds have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the period from commencement of operations through April 30, 2011 are open for examination.

Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired.

Security Transactions

Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Foreign Currency Translation

The books and records of the Funds are maintained in the U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains/(losses) are included in the reported net realized and unrealized gains/(losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. The Funds’ investment income, expenses and unrealized and realized gains and losses are allocated daily. The Funds distribute substantially all of their net investment income to shareholders in the form of dividends. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date.

Recent Accounting Pronouncements

The Funds have adopted Accounting Standards Update (“ASU”) 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends fair value disclosure requirements by requiring an entity to: (i) disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; and (ii) present separately information about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements (i.e. gross presentation). Additionally, ASU 2010-06 clarifies existing disclosure requirements related to the level of disaggregation for each class of assets and liabilities and disclosures about inputs and valuation techniques for fair value measurements classified as either Level 2 or Level 3. The new disclosures were effective for interim and

Notes to Financial Statements (continued)

April 30, 2011

annual reporting periods beginning after December 15, 2009, except for the disclosures requiring separate presentation of information about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of the new disclosure requirements in ASU 2010-06 did not have, and will not have, any impact on the Funds’ net asset value or results from operations.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in the U.S. and IFRSs (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) the Funds pay the Advisor an advisory fee, based on of the average daily net assets of each Fund, at the following annual rates:

Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Hedge Macro Tracker ETF	0.75%
IQ Real Return ETF	0.48%
IQ Global Resources ETF	0.75%
IQ Merger Arbitrage ETF	0.75%
IQ Australia Small Cap ETF	0.69%
IQ Canada Small Cap ETF	0.69%
IQ South Korea Small Cap ETF	0.79%
IQ Taiwan Small Cap ETF	0.79%
IQ Global Agribusiness Small Cap ETF	0.75%

Such fee is accrued daily and paid monthly. The Advisor has retained Mellon Capital Management Corporation (“MCM”), which is unaffiliated with the Advisor, to serve as the sub-advisor to the Funds (other than the IQ Merger Arbitrage ETF) pursuant to a sub-advisory agreement, to conduct the day-to-day portfolio management of the Funds. Pursuant to MCM’s sub-advisory agreement, the Advisor paid MCM an annual fee, payable monthly for its services. Effective, February 11, 2011, MCM resigned as sub-advisor to the Funds and the Advisor has assumed responsibility for management of the Funds. The Advisor has retained Esposito Partners, LLC (“Esposito”), which is unaffiliated with the Advisor, to serve as the sub-advisor to the IQ Merger Arbitrage ETF pursuant to a sub-advisory agreement, to conduct the day-to-day portfolio management of the Fund. Pursuant to Esposito’s sub-advisory agreement, the Advisor pays Esposito an annual fee, payable monthly, for its services. Effective February 1, 2011, the sub-advisory agreement by and between the Advisor and Esposito was given notice to terminate effective as of May 19, 2011.

The Advisor has agreed to pay all expenses of the Funds, except brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Funds’ chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder.

Notes to Financial Statements (continued)

April 30, 2011

Distribution Agreement

The Funds have adopted a Distribution Services Agreement with ALPS Distributors, Inc. (the “Distributor”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.10% of each Fund’s average daily net assets each year for certain distribution-related activities. The Board has resolved not to authorize the payment of Rule 12b-1 fees prior to June 30, 2011. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) is an affiliate of the former sub-advisor and serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement. Under the terms of this agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

4. ORGANIZATIONAL AND OFFERING COSTS

Expenses incurred in connection with organizing and the offering of the Trust and the Funds were paid by the Advisor. The Funds do not have an obligation to reimburse the Advisor or its affiliates for organizational and offering expenses paid on their behalf.

5. CAPITAL SHARE TRANSACTIONS

As of April 30, 2011, there was an unlimited number of no par value shares of beneficial interest authorized by the Trust. Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail in the Statement of Changes in Net Assets. Only “Authorized Participants” may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

6. FEDERAL INCOME TAX

At April 30, 2011, the cost of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ Hedge Multi-Strategy Tracker ETF	$124,066,617	$3,244,766	$87,989	$3,156,777
IQ Hedge Macro Tracker ETF	25,940,678	1,535,395	80,682	1,454,713
IQ Real Return ETF	12,730,564	89,917	—	89,917
IQ Global Resources ETF	73,992,106	4,864,702	722,052	4,142,650
IQ Merger Arbitrage ETF	21,970,922	635,136	115,785	519,351
IQ Australia Small Cap ETF	40,842,919	3,834,450	1,587,937	2,246,513
IQ Canada Small Cap ETF	114,461,767	10,518,795	4,546,961	5,971,834
IQ South Korea Small Cap ETF	14,307,722	2,171,241	591,727	1,579,514
IQ Taiwan Small Cap ETF	4,089,285	479,098	115,594	363,504
IQ Global Agribusiness Small Cap ETF	53,490,594	1,698,857	257,970	1,440,887

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals, pass through investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at April 30, 2011.

Notes to Financial Statements (continued)

April 30, 2011

At April 30, 2011, the components of earnings/loss on a tax-basis were as follows:

Fund	Undistributed Net Investment Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Total Earnings/ (Losses)
IQ Hedge Multi-Strategy Tracker ETF	$651,798	$(9,035,815)	$3,156,777	$(5,227,240)
IQ Hedge Macro Tracker ETF	40,017	(974,565)	1,454,713	520,165
IQ Real Return ETF	—	70,732	89,916	160,648
IQ Global Resources ETF	942,904	(856,229)	4,143,899	4,230,574
IQ Merger Arbitrage ETF	—	(1,701,277)	520,352	(1,180,925)
IQ Australia Small Cap ETF	1,489,548	10,932	2,256,014	3,756,494
IQ Canada Small Cap ETF	569,493	(2,953,678)	5,972,423	3,588,238
IQ South Korea Small Cap ETF	180,574	—	1,581,671	1,762,245
IQ Taiwan Small Cap ETF	125,635	(25,145)	366,215	466,705
IQ Global Agribusiness Small Cap ETF	73,345	—	1,439,449	1,512,794

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including foreign currency contracts, swap contracts and post-October losses.

At April 30, 2011, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/ (Accumulated Net Investment Loss)	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
IQ Hedge Multi-Strategy Tracker ETF	$(322,589)	$(9,603,222)	$9,925,811
IQ Hedge Macro Tracker ETF	(108,724)	(1,158,607)	1,267,331
IQ Real Return ETF	42,199	(156,493)	114,294
IQ Global Resources ETF	2,606	(4,830,076)	4,827,470
IQ Merger Arbitrage ETF	(47,075)	(573,701)	620,776
IQ Australia Small Cap ETF	143,816	(547,440)	403,624
IQ Canada Small Cap ETF	193,561	(4,458,454)	4,264,893
IQ South Korea Small Cap ETF	22,560	(22,669)	109
IQ Taiwan Small Cap ETF	(20,500)	(51,880)	72,380
IQ Global Agribusiness Small Cap ETF	(1,715)	1,715	—

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses, distribution reclassifications and foreign currency reclassifications.

The tax character of distributions paid during the year ended April 30, 2011 is as follows:

Fund	Ordinary Income
IQ Hedge Multi-Strategy Tracker ETF	$1,865,556
IQ Hedge Macro Tracker ETF	133,209
IQ Real Return ETF	1,985
IQ Global Resources ETF	414,505
IQ Merger Arbitrage ETF	312,056
IQ Australia Small Cap ETF	438,192
IQ Canada Small Cap ETF	468,240
IQ South Korea Small Cap ETF	9,440
IQ Taiwan Small Cap ETF	54,155
IQ Global Agribusiness Small Cap ETF	—

Notes to Financial Statements (continued)

April 30, 2011

Capital losses incurred after October 31 (“Post-October Losses”) within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For the year ended April 30, 2011, the Funds incurred and elected to defer to May 1, 2011 post-October losses of:

Fund	Post-October Currency Losses	Post-October Capital Losses
IQ Hedge Multi-Strategy Tracker ETF	$—	$2,590,843
IQ Hedge Macro Tracker ETF	—	363,339
IQ Real Return ETF	—	—
IQ Global Resources ETF	18,649	837,580
IQ Merger Arbitrage ETF	50,878	679,216
IQ Australia Small Cap ETF	43,349	—
IQ Canada Small Cap ETF	—	2,792,257
IQ South Korea Small Cap ETF	—	—
IQ Taiwan Small Cap ETF	25,145	—
IQ Global Agribusiness Small Cap ETF	—	—

At April 30, 2011, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Fund	April 30, 2018	April 30, 2019
IQ Hedge Multi-Strategy Tracker ETF	$841,667	$5,603,304
IQ Hedge Macro Tracker ETF	80,017	531,209
IQ Real Return ETF	—	—
IQ Global Resources ETF	—	—
IQ Merger Arbitrage ETF	—	971,183
IQ Australia Small Cap ETF	—	—
IQ Canada Small Cap ETF	—	161,421
IQ South Korea Small Cap ETF	—	—
IQ Taiwan Small Cap ETF	—	—
IQ Global Agribusiness Small Cap ETF	—	—

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2011 are as follows:

Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ Hedge Multi-Strategy Tracker ETF	$196,204,240	$149,253,275	$89,502,241	$119,674,155
IQ Hedge Macro Tracker ETF	19,440,197	10,371,765	20,608,969	14,903,401
IQ Real Return ETF	8,705,615	5,872,401	5,357,130	8,959,065
IQ Global Resources ETF	59,373,247	39,325,942	80,070,478	45,127,424
IQ Merger Arbitrage ETF	69,631,267	63,888,524	13,728,432	20,725,255
IQ Australia Small Cap ETF	13,522,965	9,756,616	29,988,456	3,911,854
IQ Canada Small Cap ETF	27,201,411	22,580,421	119,145,948	21,217,738
IQ South Korea Small Cap ETF	16,251,129	4,729,905	—	—
IQ Taiwan Small Cap ETF	9,763,116	5,898,098	—	—
IQ Global Agribusiness Small Cap ETF	1,263,143	—	51,779,585	—

Notes to Financial Statements (continued)

April 30, 2011

8. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts

Certain Funds may invest in futures contracts (“futures”) in order to replicate exposures to their respective underlying index components. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No price is paid or received by a Fund upon the purchase of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. During the period, the IQ Merger Arbitrage ETF and IQ Global Resources ETF utilized futures contracts to effect short exposure to U.S. and international equity returns, while the IQ Hedge Multi-Strategy ETF and IQ Hedge Macro Tracker ETF utilized futures to effect short exposure to U.S. small cap equity and international equity returns.

Swap Transactions

Certain Funds use total return swaps to achieve the same exposures as their underlying index components. Total return swaps give the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument. If the underlying asset in a total return swap declines over the term of the swap, a Fund may also be required to pay the dollar value of that to the counterparty. The Funds segregate or receive liquid assets, which may include securities, cash or cash equivalents, to cover the daily marked-to-market net obligations under outstanding swap agreements. During the period, the IQ Hedge Multi-Strategy Tracker ETF and IQ Hedge Macro Tracker ETF utilized swaps to effect short exposure to the real estate asset class, which was consistent with the exposure of both Funds’ underlying indexes. At April 30, 2011, the IQ Hedge Multi-Strategy Tracker ETF posted $4,510,121 in cash as collateral for swaps.

Pursuant to documentation governing the Funds’ swap transactions with Morgan Stanley Capital Services Inc. (“Morgan Stanley”), Morgan Stanley has the right to terminate the swaps early in the event that the net assets of the given Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, Morgan Stanley may require the Funds to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2011, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement values of these contracts were approximately equal to the fair value of such contracts.

Notes to Financial Statements (continued)

April 30, 2011

At April 30, 2011, the fair values of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:

Liability Derivatives

	Equity Risk	Total
IQ Hedge Multi-Strategy Tracker ETF
Unrealized depreciation on futures contracts[1]	$174,043	$174,043

IQ Hedge Macro Tracker ETF
Unrealized depreciation on futures contracts[1]	68,397	68,397

IQ Global Resources ETF
Unrealized depreciation on futures contracts[1]	832,048	832,048

IQ Merger Arbitrage ETF
Unrealized depreciation on futures contracts[1]	309,005	309,005

1

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only unsettled variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments reflected on the Statement of Operations during the year ended April 30, 2011, were as follows:

	Equity Risk	Total
IQ Hedge Multi-Strategy Tracker ETF
Realized loss
Futures contracts	$(2,357,759)	$(2,357,759)
Swap transactions	(2,470,570)	(2,470,570)

Total realized loss	$(4,828,329)	$(4,828,329)

Unrealized appreciation (depreciation)
Futures contracts	$(174,043)	$(174,043)
Swap transactions	484,566	484,566

Total unrealized appreciation	$310,523	$310,523

IQ Hedge Macro Tracker ETF
Realized loss
Futures contracts	$(7,477)	$(7,477)
Swap transactions	(753,315)	(753,315)

Total realized loss	$(760,792)	$(760,792)

Unrealized appreciation (depreciation)
Futures contracts	$(68,397)	$(68,397)
Swap transactions	49,574	49,574

Total unrealized depreciation	$(18,823)	$(18,823)

Notes to Financial Statements (continued)

April 30, 2011

	Equity Risk	Total
IQ Real Return ETF
Realized loss
Swap transactions	$(12,090)	$(12,090)

Total realized loss	$(12,090)	$(12,090)

IQ Global Resources ETF
Realized loss
Futures contracts	$(884,818)	$(884,818)

Total realized loss	$(884,818)	$(884,818)

Unrealized depreciation
Futures contracts	$(828,448)	$(828,448)

Total unrealized depreciation	$(828,448)	$(828,448)

IQ Merger Arbitrage ETF
Realized loss
Futures contracts	$(519,978)	$(519,978)

Total realized loss	$(519,978)	$(519,978)

Unrealized depreciation
Futures contracts	$(380,030)	$(380,030)

Total unrealized depreciation	$(380,030)	$(380,030)

For the year ended April 30, 2011, the monthly average notional values of the derivatives held by the Funds were as follows:

Fund	Number of Futures Contracts	Market Value of Futures Contracts
IQ Hedge Multi-Strategy ETF	(97)	$(7,172,710)
IQ Hedge Macro Tracker ETF	(8)	(586,620)
IQ Global Resources ETF	(99)	(7,017,730)
IQ Merger Arbitrage ETF	(79)	(5,254,595)

Fund	Swap Contracts
IQ Hedge Multi-Strategy ETF	$5,760,378
IQ Hedge Macro Tracker ETF	2,019,706
IQ Real Return ETF	(296)

9. RISKS INVOLVED WITH INVESTING IN THE FUNDS

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

Fund of Funds Risk*

Certain of the Funds’ investment performance, because they are funds of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in any such Fund is subject to the risks associated with the Underlying ETFs that comprise its Underlying Index. Such a Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests.

Notes to Financial Statements (continued)

April 30, 2011

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Index Risk

The Underlying Indexes are new and have limited historical performance data that is not predictive of future results. In addition, the Underlying Indexes and the Funds rebalance only on a monthly or quarterly basis, which may cause the performance of the Underlying Indexes and the Funds to deviate from that of the market exposure that they are trying to achieve.

Tracking Error Risk

Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, a Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor and MCM or Esposito, as applicable, to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur.

Foreign Securities Risk

Certain of the Funds invest directly or indirectly (through Underlying ETFs) in the securities of non-U.S. issuers, which involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability.

Small Capitalization Companies Risk**

Certain of the Funds invest primarily in the stocks of small capitalization companies, which may be more volatile than those of larger companies. Stock prices of small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments, and the stocks of small capitalization companies may be thinly traded, making it difficult to buy and sell them.

New Fund Risk***

The Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Indexes than they otherwise would be at higher asset levels or they could ultimately liquidate.

*	Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF and IQ Real Return ETF.

**	Applies to IQ Australia Small Cap ETF, IQ Canada Small Cap ETF, IQ South Korea Small Cap ETF, IQ Taiwan Small Cap ETF and IQ Global Agribusiness Small Cap ETF.

***	Applies to IQ Taiwan Small Cap ETF and IQ Global Agribusiness Small Cap ETF.

10. SUBSEQUENT EVENTS

On May 19, 2011, the Sub-Advisory Agreement by and between the Advisor and Esposito was terminated.

In accordance with the provision set forth in FASB ASC 855-10, Subsequent Events, Management has evaluated events and transactions for potential recognition or disclosure through the date this report was issued. Management has determined that, except as set forth above, there are no material events that would require disclosure through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of IndexIQ ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IndexIQ ETF Trust (comprising, respectively, IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Real Return ETF (formerly IQ CPI Inflation Hedged ETF), IQ Global Resources ETF (formerly IQ ARB Global Resources ETF), IQ Merger Arbitrage ETF (formerly IQ ARB Merger Arbitrage ETF), IQ Australia Small Cap ETF, IQ Canada Small Cap ETF, IQ South Korea Small Cap ETF, IQ Taiwan Small Cap ETF and IQ Global Agribusiness Small Cap ETF) (collectively, the “Funds”) as of April 30, 2011, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the IndexIQ ETF Trust at April 30, 2011, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 29, 2011

Supplemental Information (unaudited)

Federal Tax Status of Dividends Declared During the Tax Year

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the year ended April 30, 2011 taxed at a maximum rate of 15% is as follows:

IQ Hedge Multi-Strategy Tracker ETF	82.24%
IQ Hedge Macro Tracker ETF	100.00%
IQ Real Return ETF	—%
IQ Global Resources ETF	26.45%
IQ Merger Arbitrage ETF	3.05%
IQ Australia Small Cap ETF	36.18%
IQ Canada Small Cap ETF	28.92%
IQ South Korea Small Cap ETF	28.27%
IQ Taiwan Small Cap ETF	6.58%
IQ Global Agribusiness Small Cap ETF	—%

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2011 that qualifies for the dividends received deduction is as follows:

IQ Hedge Multi-Strategy Tracker ETF	78.77%
IQ Hedge Macro Tracker ETF	100.00%
IQ Real Return ETF	—%
IQ Global Resources ETF	10.83%
IQ Merger Arbitrage ETF	8.65%
IQ Australia Small Cap ETF	0.00%
IQ Canada Small Cap ETF	0.00%
IQ South Korea Small Cap ETF	0.00%
IQ Taiwan Small Cap ETF	0.00%
IQ Global Agribusiness Small Cap ETF	—%

Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended April 30, 2011, were was follows:

Foreign Taxes Per Share
IQ Hedge Multi-Strategy Tracker ETF	$—
IQ Hedge Macro Tracker ETF	—
IQ Real Return ETF	—
IQ Global Resources ETF	0.0148
IQ Merger Arbitrage ETF	—
IQ Australia Small Cap ETF	0.0085
IQ Canada Small Cap ETF	0.0234
IQ South Korea Small Cap ETF	0.0274
IQ Taiwan Small Cap ETF	0.1335
IQ Global Agribusiness Small Cap ETF	0.0052

Board Review of Investment Advisory Agreement (unaudited)

At the March 15, 2011 meeting of the Board of Trustees (the “Board”) of IndexIQ ETF Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved IndexIQ Advisors LLC (“IndexIQ”) to continue to serve as investment adviser to the Fund and approved the continuation of the investment advisory agreement between IndexIQ and the Trust with respect to the Fund (the “Investment Advisory Agreement”), upon the same terms and conditions set forth therein, for the period February 2, 2011 until February 2, 2012. In connection with considering approval of the Investment Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

In considering the approval of the continuation of the Investment Advisory Agreement, the Independent Trustees reviewed the materials provided for the Meeting by IndexIQ, including: (i) a copy of the Investment Advisory Agreement with IndexIQ; (ii) information describing the nature, quality, and extent of the services that IndexIQ provides to the Funds, and the fees that IndexIQ receives from the Funds; (iii) information concerning business and operations, compliance program and portfolio management team of IndexIQ; (iv) a copy of the current Form ADV for IndexIQ; and (v) memoranda from Katten Muchin Rosenman LLP on the fiduciary responsibilities of trustees, including the Independent Trustees, in considering advisory arrangements under the 1940 Act. The independent Trustees also considered the information presented at Board meetings throughout the year. In addition, the Independent Trustees received data comparing the advisory fees, expenses and performance of the Funds with expenses and performance of other exchange-traded funds (“ETFs”) with similar investment objectives and policies.

In considering the approval of the continuation of the Investment Advisory Agreement, the Independent Trustees reviewed and analyzed the factors they deemed relevant, including: (1) the nature, quality, and extent of the services provided to the Funds; (2) the personnel and operations of IndexIQ; (3) the investment performance of each Fund; (4) IndexIQ’s financial condition and profitability; (5) potential “fall-out” benefits to IndexIQ and its affiliates (i.e., ancillary benefits that may be realized by IndexIQ and its affiliates from IndexIQ’s relationship with the Funds); and (6) possible conflicts of interest. In particular, the Independent Trustees considered and discussed the following with respect to each Fund:

(a)

The nature, extent, and quality of services provided to the Funds by IndexIQ. The Independent Trustees reviewed the services that IndexIQ provides to the Funds. The Independent Trustees noted the responsibilities that IndexIQ has as the Funds’ investment adviser, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, daily monitoring of tracking error and quarterly reporting to the Board, and the implementation of Board directives as they relate to the Funds.

The Independent Trustees reviewed the experience, resources, and strengths of IndexIQ in managing other ETF as well as the IndexIQ Trust fund. Based on their consideration and review of the foregoing information, the Independent Trustees determined that the Funds were likely to continue to benefit from the nature, quality, and extent of these services, as well as IndexIQ’s ability to render such services based on its experience, operations, and resources.

(b)

Comparison of services provided and fees charged by IndexIQ and other investment advisers to similar clients, and the cost of the services provided and profits realized by IndexIQ from its relationship with the Funds. The Independent Trustees then compared both the services rendered and the fees paid pursuant to the Investment Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs. In particular, the Independent Trustees compared each Fund’s advisory fee and expense ratio to other investment companies considered to be in each such Fund’s peer group.

After comparing each Fund’s fees with those of other ETFs in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by IndexIQ and the costs incurred by IndexIQ in rendering those services, the Independent Trustees concluded that the level of fees paid to IndexIQ with respect to each Fund were fair and reasonable.

(c)

IndexIQ’s profitability and the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Independent Trustees discussed with IndexIQ the costs and profitability of IndexIQ in connection with its serving as investment adviser to each Fund, including operational costs.

Board Review of Investment Advisory Agreement (unaudited) (continued)

(d)

Investment performance of IndexIQ. The Independent Trustees considered the investment performance of the Funds, including tracking error. In particular, the Independent Trustees considered the investment performance of the Funds relative to their stated objectives and the success of IndexIQ in reaching such objectives. The Independent Trustees considered each Fund’s investment performance compared to the benchmark index that each Fund uses for comparison in its prospectus and shareholder reports. The Independent Trustees also considered each Fund’s investment performance compared to the average of the respective Fund’s peer group.

The Independent Trustees also received and considered information about the premium/discount history of the Funds, which illustrated the number of times that the market price of the Funds trading on the secondary market closed above or below the net asset value (“NAV”) of the Funds, and by how much, measured in basis points.

Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the advisory fee rates and total expense ratios were reasonable in relation to the services provided by IndexIQ to the Funds, as well as the costs incurred and benefits gained by IndexIQ in providing such services. The Independent Trustees also found the investment advisory fees to be reasonable in comparison to the fees charged by investment advisers to other comparable ETFs of similar size. As a result, the Independent Trustees decided to recommend to the Board the approval of the Investment Advisory Agreement with IndexIQ.

Board of Trustees and Officers (unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, year of birth, address and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Independent Trustees

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years[3]	Number of Portfolios in Fund Complex Overseen by Trustee[4]	Other Directorships Held by Trustee

Reena Aggarwal 1957	Trustee	Since August 2008	Deputy Dean, McDonough School of Business, Georgetown University (2006 to 2008); Visiting Professor of Finance, Sloan School of Management, MIT (2005 to 2006); Interim Dean, McDonough School of Business, Georgetown University (2004 to 2005); Stallkamp Faculty Fellow and Professor of Finance, McDonough School of Business, Georgetown University (2003 to present).	11	FBR Funds (11 portfolios) (2006-2011)

Gene Chao 1970	Trustee	Since August 2008	Vice President — Global Industries Strategy & Solutions, Juniper Networks (2011 to present); Vice President and GM — Global Network Services & Sales — Hewlett-Packard Company (2010 to 2011); Vice President — Strategic Services, Dimension Data, Americas (2007 to 2010); Senior Vice President — Strategic Outsourcing, France Telecom Americas (2004 to 2007).	11	None

Interested Trustee[5]

Adam S. Patti 1970	Chairman and Trustee President and Principal Executive Officer	Since November 2008 Since July 2008	Chairman, Trustee, President and Principal Executive, IndexIQ Trust (2008 to present); Chief Executive Officer, the Advisor (2007 to present); Chief Executive Officer, the Advisor (2007 to present); Chief Executive Officer, IndexIQ (2006 to present); Associate Publisher, Time Inc. (2006).	11	None

Officers of the Trust

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Gregory D. Bassuk 1972	Secretary	Since July 2008	Chief Compliance Officer, the Advisor (2008 to present); Secretary, IndexIQ Trust (2008 to present); Chairman and Trustee, IndexIQ ETF Trust (July 2008 to November 2008); Chairman and Trustee, IndexIQ Trust (February 2008 to November 2008); Chief Operating Officer, the Advisor (2007 to present); Chief Operating Officer, IndexIQ (2006 to present); Director, Time Inc. (2004 to 2006).

David Fogel 1971	Treasurer, Principal Financial Officer and Chief Compliance Officer	Since October 2008	Treasurer, Principal Financial Officer and Chief Compliance Officer, IndexIQ Trust (2008 to present); Executive Vice President, IndexIQ (2006 to present); Vice President, Groton Partners LLC (2005 to 2006).

1	The address of each Trustee or officer is c/o IndexIQ, 800 Westchester Avenue, Suite N-611, Rye Brook, New York 10573.

2	Trustees and Officers serve until their successors are duly elected and qualified.

3	Principal occupations(s) of the Trustees may cover more than the past five years.

4

The Funds are part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor.

5	Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

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ANNUAL REPORT | APRIL 30, 2011

IndexIQ ETF Trust

IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Real Return ETF
(formerly, IQ CPI Inflation Hedged ETF)
IQ Global Resources ETF
(formerly, IQ ARB Global Resources ETF)
IQ Merger Arbitrage ETF
(formerly, IQ ARB Merger Arbitrage ETF)
IQ Australia Small Cap ETF
IQ Canada Small Cap ETF
IQ South Korea Small Cap ETF
IQ Taiwan Small Cap ETF
IQ Global Agribusiness Small Cap ETF

Investment Advisor
IndexIQ Advisors LLC
800 Westchester Avenue,
Suite N-611
Rye Brook, NY 10573

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Legal Counsel
Katten Muchin Rosenman, LLP
575 Madison Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Item 2. Code of Ethics.

a). The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer or persons performing similar functions.

b). There have not been any changes to the Code of Ethics.

c). Not Applicable

d). During the period, Registrant granted no waivers from the provisions of its code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer or persons performing similar functions.

e). Not Applicable

f). Attached

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Reena Aggarwal. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2011: $165,000
2010: $125,000

b). Audit-Related Fees: the aggregate fees billed in each of the previous last two fiscal years for assurance and related services by the principal accountant that are principally related to the

Registrant’s tax return reviews and are not reported under paragraph (a) of this item are as follows:

2011: $0
2010: $22,500

c). Tax Fees, the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2011: $47,600
2010: $36,400

d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2011: $0
2010: $0

e) Audit Committee Pre-Approval Policies and Procedures.

     (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

     (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) No response required.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the last two fiscal years is as follows:

2011: $47,600
2010: $58,900

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal and Gene Chao.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)

There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached

(b) Separate certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: IndexIQ ETF Trust

By: /s/ Adam S. Patti

Adam S. Patti, Principal Executive Officer

Date: June 20, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: IndexIQ ETF Trust

By: /s/ Adam S. Patti

Adam S. Patti, Principal Executive Officer

Date: June 20, 2011

By: /s/ David L. Fogel

David L. Fogel, Principal Financial Officer

Date: June 20, 2011